                                                          MAY 1, 2000





VARIABLE
UNIVERSAL LIFE






STATE FARM
VARIABLE UNIVERSAL
LIFE PROSPECTUS


[LOGO]

                          PROSPECTUS DATED MAY 1, 2000
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   ISSUED BY
        STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                      OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. BOX 2307
                        BLOOMINGTON, ILLINOIS 61702-2307
                            TELEPHONE (888) 702-2307

State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the policy, and
(2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:

- change the frequency and amounts of premium payments;

- change the level of death benefits; and

- allocate premiums (after State Farm deducts a premium charge) and Policy values to:

  --) State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and

  --) subaccounts of State Farm Life Insurance Company Variable Life Separate
    Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):

    / / Large Cap Equity Index Fund

    / / Small Cap Equity Index Fund

    / / International Equity Index Fund

    / / Stock and Bond Balanced Fund

    / / Bond Fund

    / / Money Market Fund

The accompanying prospectus for the Trust describes each of the investment portfolios, including the risks of investing in each portfolio, and provides other information about the Trust.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any unrepaid Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with the portfolio's performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

Please read this prospectus carefully and keep it for future reference. A prospectus or prospectus profile for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus.

INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

INDEX OF TERMS.............................      2
SUMMARY OF THE POLICY......................      3
PREMIUMS...................................      7
  Applying for a Policy....................      7
  Exchanges from State Farm Universal Life
   and State Farm Traditional Ordinary
   Whole Life..............................      7
  Free Look Right to Cancel Policy.........      7
  Premiums.................................      7
  Planned Premiums.........................      8
  Premiums to Prevent Lapse................      8
  Death Benefit Guarantee..................      8
  Crediting Premiums to the Policy.........      8
ALLOCATION OPTIONS.........................      8
  Net Premium Allocations..................      8
  Subaccount Options.......................      9
  Fixed Account Option.....................      9
  Transfers................................      9
  Dollar-Cost Averaging....................     10
  Portfolio Rebalancing Program............     10
CHARGES AND DEDUCTIONS.....................     11
HOW YOUR POLICY ACCOUNT VALUES VARY........     12
  Policy Account Value.....................     12
  Cash Value...............................     12
  Cash Surrender Value.....................     12
  Subaccount Policy Value..................     13
  Fixed Policy Account Value...............     13
DEATH BENEFITS.............................     13
  Amount of Death Benefit Payable..........     13
  Death Benefit Options....................     13
  Changing the Death Benefit Option........     14
  Changing the Basic Amount................     14
  Effect of Withdrawals on the Death
   Benefit.................................     15
  Changing the Beneficiary.................     15
LOAN BENEFITS..............................     15
  Loan Account.............................     15
  Interest.................................     15
  Loan Repayment...........................     15
  Effect of Policy Loan....................     15
SURRENDER BENEFITS.........................     16
  Full Surrender...........................     16
  Withdrawals..............................     16
HYPOTHETICAL ILLUSTRATIONS OF ACCUMULATED
 PREMIUMS, POLICY ACCOUNT VALUES, CASH
 SURRENDER VALUES, AND DEATH BENEFITS......     17
REQUESTING PAYMENTS AND TELEPHONE
 TRANSACTIONS..............................     26
  Requesting Payments......................     26
  Telephone Transactions...................     26
OTHER POLICY BENEFITS AND PROVISIONS.......     26
  Exchange Provision.......................     26
  Other Policy Provisions..................     27
  Beneficiary..............................     27
  Reinstatement............................     27
  Other Changes............................     27
  Reports to Policy Owners.................     27
  Assignment and Change of Owner...........     27
  Supplemental Benefits....................     27
STATE FARM AND THE FIXED ACCOUNT...........     28
  State Farm Life Insurance Company........     28
  State Farm Directors and Officers........     28
THE VARIABLE ACCOUNT AND THE TRUST.........     32
TAX CONSIDERATIONS.........................     33
TAX TREATMENT OF POLICY BENEFITS...........     33
ADDITIONAL INFORMATION.....................     34

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       1 -------

INDEX OF TERMS

This prospectus uses the following special terms:

AGE -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

CASH VALUE -- Policy Account Value less any applicable surrender charge.

CASH SURRENDER VALUE -- Cash Value less any Loan Amount.

DEATH BENEFIT -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

DEDUCTION DATE -- The Policy Date and each monthly anniversary of the Policy
Date.

FUND -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

HOME OFFICE -- P.O. Box 2307, Bloomington, IL 61702-2307, 1-888-702-2307.

INSURED -- The person upon whose life State Farm issues the Policy.

ISSUE DATE -- The date State Farm issues the Policy.

LOAN ACCOUNT -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

LOAN AMOUNT -- The sum of all outstanding Policy loans including both principal plus accrued interest.

LOAN POLICY ACCOUNT VALUE -- The value of the Loan Account for this Policy.

MATURITY DATE -- For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

MINIMUM PREMIUM -- For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative minimum monthly premium required to keep the Death Benefit Guarantee in effect.

POLICY -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

POLICY ACCOUNT VALUE -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

POLICY ANNIVERSARY -- The same day and month as the Policy Date each year that the Policy remains in force.

POLICY DATE -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.

POLICY MONTH -- The same day as the Policy Date each month that the Policy remains in force.

POLICY YEAR -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

TRUST -- State Farm Variable Product Trust.

VALUATION DAY -- Each day on which both the New York Stock Exchange and the Home Office are open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

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       2

SUMMARY OF THE POLICY

The following paragraphs summarize certain prospectus information and the important features of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms for definitions of certain terms this prospectus uses.

Purpose of the Policy. State Farm designed the Policy to provide insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

- the Owner pays premiums for insurance coverage on the Insured;

- the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

- the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 8.

Tax Considerations. State Farm intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Under certain circumstances, a Policy could be treated as a "modified endowment contract." State Farm will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations," page 33.

Free Look Right to Cancel Policy. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy," page 7. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See "Net Premium Allocations," page 8.

Owner Inquiries. If you have any questions, you may write or call our Home Office at P.O. Box 2307, Bloomington, IL 61702-2307, (888) 702-2307 (toll free).

                                                                       3 -------

PREMIUMS

- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip planned premiums. See "Planned Premiums," page 8.

- Minimum initial premium and planned premium depend on the Insured's Age, sex, rate class, Basic Amount selected, and any supplemental riders. See "Premiums," page 7.

- You may pay unplanned premiums, within limits. See "Premiums," page 7.

- Under certain circumstances, you may need to pay extra premiums to prevent lapse. See "Premiums to Prevent Lapse," page 8.

ALLOCATING NET PREMIUMS

- State Farm deducts a 5% premium charge from each premium before allocation resulting in a net premium.

- You direct the allocation of Net Premiums among six Subaccounts and the Fixed Account. See "Net Premium Allocations," page 8, for rules and limits.

- State Farm credits interest on amounts allocated to the Fixed Account at a rate we determine, but not less than an annual effective rate of 4%. See "Transfers," page 9, for rules and limits on Fixed Account allocations.

FUNDS AVAILABLE THROUGH SUBACCOUNTS

- The Subaccounts invest in corresponding portfolios of State Farm Variable Product Trust. See "The Trust," page 32.

                                    TABLE A

FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)

The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 1999 for each of the Funds. The Stock and Bond Balanced Fund invests primarily in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.

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       4

By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.

                                                                                                      TOTAL
                                                                               OTHER EXPENSES    ANNUAL EXPENSES
                                                               INVESTMENT      (AFTER EXPENSE     (AFTER EXPENSE
FUND                                                          ADVISORY FEES   LIMITATION) (*)    LIMITATION) (*)
Large Cap Equity Index Fund                                        0.26%             0.08%             0.34%

Small Cap Equity Index Fund                                        0.40%             0.10%             0.50%

International Equity Index Fund                                    0.55%             0.20%             0.75%

Money Market Fund                                                  0.40%             0.10%             0.50%

Bond Fund                                                          0.50%             0.10%             0.60%

Stock and Bond Balanced Fund                                       0.36%             0.08%             0.44%

(*) Absent this expense limitation, Other Expenses for the Small Cap Equity
   Index Fund, International Equity Index Fund, Bond Fund, and Money Market Fund would be 0.22%, 0.39%, 0.12%, and 0.13%, respectively.

DEDUCTIONS FROM ASSETS

- State Farm makes a monthly deduction for cost of insurance, $6 current monthly expense charge (maximum of $8 per month), and supplemental benefit charges. See "Charges and Deductions, Monthly Deduction," page 11.

- State Farm deducts a daily charge at a current annual rate of 0.80% (maximum annual rate of 0.90%) from assets in the Subaccounts. See "Charges and Deductions Mortality and Expense Risk Charge," page 11. State Farm does not deduct this charge from assets in the Fixed Account.

POLICY ACCOUNT VALUE

- Policy Account Value is the amount in the Subaccounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Loan Amount. See "Policy Account Value," page 12, "Fixed Policy Account Value," page 13, and "Subaccount Policy Value," page 13.

- Policy Account Value varies from day to day to reflect Subaccount investment experience, interest credited on any Fixed Account allocations, charges deducted and other Policy transactions (such as Policy loans, transfers and withdrawals).

- You may transfer Policy Account Value among the Subaccounts and the Fixed Account. A $25 transfer processing fee may apply to transfers made after the 12th transfer in a Policy Year. See "Transfers" for rules and limits. Policy loans reduce the amount available for allocations and transfers.

- Policy Account Value serves as the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit.

- There is no minimum guaranteed Policy Account Value. The Policy may lapse on a Deduction Date if the Cash Surrender Value is insufficient to cover the Monthly Deduction then due and the Death Benefit Guarantee is not in effect.

                                                                       5 -------

CASH BENEFITS

- You may take loans for amounts up to 90% of Cash Value, at a net interest rate of 2%. See "Loan Benefits," page 15, and "Tax Treatment of Policy Benefits," page 33.

- You may make withdrawals up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See "Withdrawals," page 16, for rules and limits.

- You can surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See "Full Surrender," page 16.

- State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See "Surrender Charge," page 11.

- A variety of payment options are available.

DEATH BENEFITS

- Death Benefits are available as a lump sum or under a variety of payment options.

- The minimum Basic Amount available is $50,000.

- Death Benefits are available in two death benefit options:

- Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

- Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See "Death Benefits," page 13.

- We provide flexibility to change the Basic Amount and to change the Death Benefit option. See "Changing the Basic Amount" and "Changing the Death Benefit Option," page 14, for rules and limits.

- The Death Benefit Guarantee keeps the Policy in force regardless of sufficiency of Cash Surrender Value so long as cumulative premiums paid on the Policy, less any withdrawals and less the Loan Policy Account Value, are at least equal to the Minimum Premium. See "Death Benefit Guarantee," page 8.

- The Death Benefit should be excludible from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits," page 33.

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       6

PREMIUMS

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums," below. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit the owner of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

    (1) the initial Basic Amount for the Policy must equal or exceed the Basic Amount less any policy loan and accrued loan interest for the original policy;

    (2) State Farm will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the Basic Amount less any policy loan and accrued loan interest for the original policy, and where the death benefit options are the same for exchanges from a Universal Life policy or where the death benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy; and

    (3) the original policy must be terminated.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

On exchanges from a Universal Life policy to a Policy, State Farm will waive the surrender charge on the Universal Life policy and will waive the 5% premium charge on the Policy for the amount transferred from the Universal Life policy to the Policy.

On exchanges from a Traditional Ordinary whole life policy to a Policy, State Farm will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

Premiums. The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "Tax Considerations," page 33.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See "Charges and Deductions Premium Charge," page 11. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See "Additional Information Sale of the Policies."

                                                                       7 -------

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Basic Amount," page 14.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See "Monthly Deduction," page 11, and "Death Benefit Guarantee," below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (See "Death Benefit Guarantee"), the required premium must be large enough to provide the lesser of (1) the Minimum Premium required at the end of the grace period, or
(2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See "Amount of Death Benefit Payable," page 13. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. But see "Other Policy Benefits and Provisions," page 26, for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See "Effect of Policy Loan," page 15.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions.

Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office based on the unit value next computed after receipt. See Subaccount Policy Value. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

ALLOCATION OPTIONS

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file). The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

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       8

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary," page 12. For this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that a Fund will meet its objective(s).

- The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks-Registered Trademark-(2). This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.

- The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000-Registered Trademark- Small Stock Index(3). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

- The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE-Registered Trademark-Free")(4). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

- The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

- The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

- The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT or the FEDERAL DEPOSIT INSURANCE CORPORATION DO NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "The Trust," page 32.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See "State Farm's Fixed Account Option," page 32. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers," below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a

------------------------------

(2) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(3) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(4) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

                                                                       9 -------

Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). A transfer will take effect at the end of the Valuation Period during which we receive the request at the Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments," page 26. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Home Office. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Home Office (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

---------
      10

CHARGES AND DEDUCTIONS

State Farm deducts the charges described below. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations beginning on page 17. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

- the death, cash and loan benefits provided by the Policy;

- investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

- administration of various elective options under the Policy; and

- the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

    - PREMIUM CHARGE. State Farm deducts a 5% charge from each premium before allocating the resulting Net Premium to the Policy Account Value.

    - MORTALITY AND EXPENSE RISK CHARGE. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor (see page 13). State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

    - MONTHLY DEDUCTION. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $6 (it cannot exceed $8 per month), and
      (3) any charges for additional benefits added by riders to the Policy (see "Supplemental Benefits").

    - SURRENDER CHARGE. If you surrender the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue (or increase). The maximum surrender charge amount per $1,000 of Basic Amount is $21 which is for Insured's ages 70 to
      80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

    - OTHER CHARGES: State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. See "Transfers," page 9, for a discussion of the transfer processing fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. See "Withdrawals," page 16, for a discussion of the withdrawal processing fee. There are Fund expenses that, in 1999, ranged on an annual basis from 0.34% to 0.75% of the average daily value of your money invested in the Funds. See "Summary of the Policy," page 3 , and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

                                                                       11-------

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between
(1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex and applicable rate class. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard. See "Hypothetical Illustrations of Accumulated Premiums, Policy Account Values, Cash Surrender Values, and Death Benefits" page 17, for examples showing the effects of the cost of insurance charge.

HOW YOUR POLICY ACCOUNT VALUES VARY

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See "Loan Benefits," page 15. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount.

---------
      12

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

    UNIT VALUES. A Subaccount's unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

    NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to:

    (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus

    (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

DEATH BENEFITS

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Home Office due proof of the Insured's death. See "Requesting Payments," page 26. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit. See "Incontestability," "Limited Death Benefit," and "Misstatement of Age or Sex," page 27. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below. We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the investment performance of the Policy Account Value. To see how and when investment performance may begin to affect the Death Benefit, please see the hypothetical illustrations beginning on page 17.

                                                                       13-------

                   TABLE OF PERCENTAGES OF POLICY ACCOUNT VALUE
----------------------------------------------------------------------------------
         AGE            PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
       0 - 40              250%         54         157%         68         117%
         41                243%         55         150%         69         116%
         42                236%         56         146%         70         115%
         43                229%         57         142%         71         113%
         44                222%         58         138%         72         111%
         45                215%         59         134%         73         109%
         46                209%         60         130%         74         107%
         47                203%         61         128%      75 - 90       105%
         48                197%         62         126%         91         104%
         49                191%         63         124%         92         103%
         50                185%         64         122%         93         102%
         51                178%         65         120%         94         101%
         52                171%         66         119%        95+         100%
         53                164%         67         118%

Changing the Death Benefit Option. You select the Death Benefit Option when you apply for the Policy. You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Home Office, and

You may only change the Death Benefit Option once in any Policy Year.

The effective date of the change will be the date at the end of the Valuation Period during which we receive the request for the change. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the death benefit option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1) State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2) You may only make one change (increase or decrease) during a Policy
       Year.

To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Home Office. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See "Planned Premiums," page 8. Also, the minimum monthly premium for the Death Benefit Guarantee will increase. If we approve the increase in Basic Amount, the increase will become effective on the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount. We will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. A decrease in Basic Amount will become effective on the date at the end of the Valuation Period during which we receive a written request at our Home Office. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

---------
      14

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

- If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

- If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Changing the Beneficiary. You designate the Beneficiary(ies) when you apply for the Policy. You may change the designated Beneficiary by submitting a satisfactory written request received by us. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

LOAN BENEFITS

You may borrow an amount(s) up to 90% of your Cash Value at any time. See "Requesting Payments," page 26. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See "Requesting Payments," page 26. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.0%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Home Office and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. A Policy loan may have tax consequences. See "Tax Considerations."

                                                                       15-------

SURRENDER BENEFITS

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value. See "Requesting Payments," page 26. A surrender charge may apply. See "Surrender Charge," page 11. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy. See "Requesting Payments," page 26. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See "Requesting Payments and Telephone Transactions," page 26. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

---------
      16

HYPOTHETICAL ILLUSTRATIONS OF ACCUMULATED PREMIUMS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The following illustrations show how certain values under a sample Policy change with assumed investment performance over an extended period of time. In particular, they illustrate how Policy Account Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given Age on the Policy Date would vary over time if planned premiums were paid annually at the beginning of each Policy Year and the return on the assets in the Subaccounts was a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including Fund fees and charges. The tables also show planned premiums accumulated at 5% interest.

The values under a Policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an average annual expense ratio of .52% of the average daily net assets of the Funds available under the Policies, based on the expense ratios for the Fund expenses and fees, as shown in the table appearing above under "Summary of the Policy." For information on Fund expenses and fees, see the prospectus for the Funds accompanying this prospectus. The current charge illustrations also reflect the 0.80% mortality and expense risk charge to the Variable Account. The maximum charge illustrations reflect the maximum 0.90% mortality and expense risk charge to the Variable Account. After deduction of Fund expenses and fees and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the Subaccounts of -1.31%, 4.61% and 10.53%, respectively, for the current charge illustrations, and -1.41%, 4.51%, and 10.42% respectively, for the maximum charge illustrations.

The illustrations also reflect the Monthly Deduction for the hypothetical Insured. Separate illustrations on each of the following pages reflect our current charges and the higher maximum charges we have the contractual right to charge. All the illustrations reflect the fact that we currently make no charges for Federal or state income taxes against the Variable Account and assume no Loan Amount or charges for supplemental benefits.

We base the illustrations on our sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                                                                       17-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.31% NET    4.51% NET   10.53% NET   -1.31% NET    4.61% NET   10.53% NET   -1.31% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               1,313         961        1,024        1,088          703          766          830       100,000
          2               2,691       1,904        2,091        2,286        1,388        1,575        1,770       100,000
          3               4,138       2,830        3,202        3,604        2,314        2,686        3,088       100,000
          4               5,657       3,735        4,356        5,054        3,219        3,840        4,538       100,000
          5               7,252       4,621        5,555        6,650        4,105        5,039        6,134       100,000

          6               8,928       5,485        6,800        8,404        4,969        6,284        7,888       100,000
          7              10,686       6,327        8,093       10,335        5,915        7,680        9,922       100,000
          8              12,533       7,147        9,434       12,459        6,837        9,125       12,150       100,000
          9              14,472       7,943       10,826       14,798        7,736       10,620       14,592       100,000
         10              16,508       8,714       12,269       17,373        8,611       12,166       17,270       100,000

         15              28,322      12,171       20,325       34,797       12,171       20,325       34,797       100,000
         20              43,399      14,861       29,978       63,517       14,861       29,978       63,517       100,000
         25              62,642      16,462       41,500      110,857       16,462       41,500      110,857       100,000
         30              87,201      16,271       55,223      187,867       16,271       55,223      187,867       100,000

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.61% NET   10.53% NET
---------------------  ---------   ----------
          1             100,000     100,000
          2             100,000     100,000
          3             100,000     100,000
          4             100,000     100,000
          5             100,000     100,000
          6             100,000     100,000
          7             100,000     100,000
          8             100,000     100,000
          9             100,000     100,000
         10             100,000     100,000
         15             100,000     100,000
         20             100,000     100,000
         25             100,000     148,549
         30             100,000     229,197

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      18

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON MAXIMUM CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.41% NET    4.51% NET   10.42% NET   -1.41% NET    4.51% NET   10.42% NET   -1.41% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               1,313         906          968        1,030          648          710          772       100,000
          2               2,691       1,792        1,972        2,160        1,276        1,456        1,644       100,000
          3               4,138       2,656        3,012        3,397        2,140        2,496        2,881       100,000
          4               5,657       3,496        4,087        4,753        2,980        3,571        4,237       100,000
          5               7,252       4,314        5,200        6,240        3,798        4,684        5,724       100,000

          6               8,928       5,105        6,350        7,868        4,589        5,834        7,352       100,000
          7              10,686       5,870        7,537        9,653        5,458        7,124        9,240       100,000
          8              12,533       6,610        8,763       11,612        6,300        8,454       11,302       100,000
          9              14,472       7,321       10,029       13,761        7,114        9,823       13,555       100,000
         10              16,508       8,003       11,335       16,121        7,900       11,231       16,018       100,000

         15              28,322      10,924       18,479       31,935       10,924       18,479       31,935       100,000
         20              43,399      12,778       26,641       57,658       12,778       26,641       57,658       100,000
         25              62,642      12,928       35,660       99,951       12,928       35,660       99,951       100,000
         30              87,201      10,255       45,319      168,019       10,255       45,319      168,019       100,000

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.51% NET   10.42% NET
---------------------  ---------   ----------
          1             100,000     100,000
          2             100,000     100,000
          3             100,000     100,000
          4             100,000     100,000
          5             100,000     100,000
          6             100,000     100,000
          7             100,000     100,000
          8             100,000     100,000
          9             100,000     100,000
         10             100,000     100,000
         15             100,000     100,000
         20             100,000     100,000
         25             100,000     133,935
         30             100,000     204,983

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       19-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.31% NET    4.61% NET   10.53% NET   -1.31% NET    4.61% NET   10.53% NET   -1.31% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               1,313         959        1,023        1,086          701          765          828       100,959
          2               2,691       1,900        2,086        2,280        1,384        1,570        1,764       101,900
          3               4,138       2,821        3,191        3,593        2,305        2,675        3,077       102,821
          4               5,657       3,720        4,337        5,033        3,204        3,821        4,517       103,720
          5               7,252       4,597        5,526        6,614        4,081        5,010        6,098       104,597

          6               8,928       5,452        6,757        8,349        4,936        6,241        7,833       105,452
          7              10,686       6,281        8,031       10,252        5,868        7,618        9,840       106,281
          8              12,533       7,085        9,349       12,341        6,776        9,039       12,031       107,085
          9              14,472       7,863       10,711       14,633        7,657       10,505       14,426       107,863
         10              16,508       8,613       12,118       17,147        8,510       12,015       17,044       108,613

         15              28,322      11,907       19,841       33,908       11,907       19,841       33,908       111,907
         20              43,399      14,297       28,718       60,642       14,297       28,718       60,642       114,297
         25              62,642      15,380       38,516      103,235       15,380       38,516      103,235       115,380
         30              87,201      14,323       48,425      170,810       14,323       48,425      170,810       114,323

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.51% NET   10.53% NET
---------------------  ---------   ----------
          1             101,023     101,086
          2             102,086     102,280
          3             103,191     103,593
          4             104,337     105,033
          5             105,526     106,614
          6             106,757     108,349
          7             108,031     110,252
          8             109,349     112,341
          9             110,711     114,633
         10             112,118     117,147
         15             119,841     133,908
         20             128,718     160,642
         25             138,516     203,235
         30             148,425     270,810

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      20

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON MAXIMUM CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.41% NET    4.51% NET   10.42% NET   -1.41% NET    4.51% NET   10.42% NET   -1.41% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               1,313         904          966        1,028          646          708          770       100,904
          2               2,691       1,787        1,966        2,153        1,271        1,450        1,637       101,787
          3               4,138       2,645        2,999        3,383        2,129        2,483        2,867       102,645
          4               5,657       3,478        4,066        4,727        2,962        3,550        4,211       103,478
          5               7,252       4,286        5,166        6,197        3,770        4,650        5,681       104,286

          6               8,928       5,065        6,299        7,802        4,549        5,783        7,286       105,065
          7              10,686       5,816        7,464        9,555        5,403        7,051        9,143       105,816
          8              12,533       6,537        8,662       11,471        6,227        8,352       11,162       106,537
          9              14,472       7,227        9,893       13,565        7,021        9,686       13,358       107,227
         10              16,508       7,885       11,156       15,852        7,781       11,052       15,749       107,885

         15              28,322      10,613       17,906       30,878       10,613       17,906       30,878       110,613
         20              43,399      12,108       25,124       54,173       12,108       25,124       54,173       112,108
         25              62,642      11,638       31,988       89,969       11,638       31,988       89,969       111,638
         30              87,201       8,057       36,946      144,627        8,057       36,946      144,627       108,057

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.51% NET   10.42% NET
---------------------  ---------   ----------
          1             100,966     101,028
          2             101,966     102,153
          3             102,999     103,383
          4             104,066     104,727
          5             105,166     106,197
          6             106,299     107,802
          7             107,464     109,555
          8             108,662     111,471
          9             109,893     113,565
         10             111,156     115,852
         15             117,906     130,878
         20             125,124     154,173
         25             131,988     189,969
         30             136,946     244,627

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       21-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.31% NET    4.61% NET   10.53% NET   -1.31% NET    4.61% NET   10.53% NET   -1.31% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               2,625       1,893         2,020       2,146        1,257         1,384       1,510       100,000
          2               5,381       3,742         4,113       4,499        2,470         2,841       3,227       100,000
          3               8,275       5,543         6,280       7,078        4,271         5,008       5,806       100,000
          4              11,314       7,294         8,521       9,905        6,022         7,249       8,633       100,000
          5              14,505       8,993        10,840      13,007        7,721         9,568      11,735       100,000

          6              17,855      10,637        13,236      16,412        9,365        11,964      15,140       100,000
          7              21,373      12,222        15,711      20,152       11,204        14,694      19,134       100,000
          8              25,066      13,749        18,270      24,266       12,985        17,507      23,503       100,000
          9              28,945      15,212        20,913      28,796       14,703        20,404      28,288       100,000
         10              33,017      16,608        23,643      33,790       16,354        23,388      33,536       100,000

         15              56,644      22,333        38,627      67,936       22,333        38,627      67,936       100,000
         20              86,798      25,221        56,278     125,489       25,221        56,278     125,489       100,000
         25             125,284      23,655        78,329     219,341       23,655        78,329     219,341       100,000
         30             174,402      15,108       108,986     373,467       15,108       108,986     373,467       100,000

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.61% NET   10.53% NET
---------------------  ---------   ----------
          1             100,000     100,000
          2             100,000     100,000
          3             100,000     100,000
          4             100,000     100,000
          5             100,000     100,000
          6             100,000     100,000
          7             100,000     100,000
          8             100,000     100,000
          9             100,000     100,000
         10             100,000     100,000
         15             100,000     100,000
         20             100,000     145,568
         25             100,000     234,695
         30             114,436     392,141

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      22

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON MAXIMUM CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.41% NET    4.51% NET   10.42% NET   -1.41% NET    4.51% NET   10.42% NET   -1.41% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               2,625       1,748        1,870        1,992        1,112        1,234        1,356       100,000
          2               5,381       3,435        3,788        4,155        2,163        2,516        2,883       100,000
          3               8,275       5,057        5,751        6,503        3,785        4,479        5,231       100,000
          4              11,314       6,608        7,757        9,052        5,336        6,485        7,780       100,000
          5              14,505       8,085        9,803       11,821        6,813        8,531       10,549       100,000

          6              17,855       9,482       11,888       14,831        8,210       10,616       13,559       100,000
          7              21,373      10,797       14,010       18,109        9,779       12,992       17,091       100,000
          8              25,066      12,027       16,171       21,686       11,264       15,408       20,923       100,000
          9              28,945      13,166       18,369       25,596       12,657       17,860       25,087       100,000
         10              33,017      14,207       20,600       29,877       13,952       20,345       29,622       100,000

         15              56,644      17,550       32,090       58,693       17,550       32,090       58,693       100,000
         20              86,798      16,366       43,734      107,815       16,366       43,734      107,815       100,000
         25             125,284       6,662       54,920      188,105        6,662       54,920      188,105       100,000
         30             174,402           0       64,777      318,501            0       64,777      318,501       100,000

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.51% NET   10.42% NET
---------------------  ---------   ----------
          1             100,000     100,000
          2             100,000     100,000
          3             100,000     100,000
          4             100,000     100,000
          5             100,000     100,000
          6             100,000     100,000
          7             100,000     100,000
          8             100,000     100,000
          9             100,000     100,000
         10             100,000     100,000
         15             100,000     100,000
         20             100,000     125,066
         25             100,000     201,272
         30             100,000     334,426

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       23-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.31% NET    4.61% NET   10.53% NET   -1.31% NET    4.61% NET   10.53% NET   -1.31% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               2,625       1,885        2,011        2,137        1,249        1,375        1,501       101,885
          2               5,381       3,717        4,086        4,469        2,445        2,814        3,197       103,717
          3               8,275       5,493        6,222        7,012        4,221        4,950        5,740       105,493
          4              11,314       7,206        8,417        9,782        5,934        7,145        8,510       107,206
          5              14,505       8,857       10,672       12,800        7,585        9,400       11,528       108,857

          6              17,855      10,440       12,982       16,087        9,168       11,710       14,815       110,440
          7              21,373      11,948       15,344       19,663       10,931       14,327       18,645       111,948
          8              25,066      13,381       17,758       23,556       12,618       16,995       22,793       113,381
          9              28,945      14,732       20,217       27,792       14,224       19,708       27,283       114,732
         10              33,017      15,995       22,717       32,400       15,741       22,463       32,145       115,995

         15              56,644      20,608       35,441       62,031       20,608       35,441       62,031       120,608
         20              86,798      21,299       47,213      106,139       21,299       47,213      106,139       121,299
         25             125,284      16,078       55,232      171,224       16,078       55,232      171,224       116,078
         30             174,402       3,144       56,018      268,026        3,144       56,018      268,026       103,144

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.61% NET   10.53% NET
---------------------  ---------   ----------
          1             102,011     102,137
          2             104,086     104,469
          3             106,222     107,012
          4             108,417     109,782
          5             110,672     112,800
          6             112,982     116,087
          7             115,344     119,663
          8             117,758     123,556
          9             120,217     127,792
         10             122,717     132,400
         15             135,441     162,031
         20             147,213     206,139
         25             155,232     271,224
         30             156,018     368,026

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      24

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON MAXIMUM CHARGES

            PREMIUM                        POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE           DEATH BENEFIT
          ACCUMULATED              ------------------------------------   ------------------------------------   -----------
--------------------------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS
         YR              AT 5%     -1.41% NET    4.51% NET   10.42% NET   -1.41% NET    4.51% NET   10.42% NET   -1.41% NET
---------------------   --------   -----------   ---------   ----------   -----------   ---------   ----------   -----------
          1               2,625       1,737        1,859        1,980        1,101        1,223        1,344       101,737
          2               5,381       3,404        3,753        4,116        2,132        2,481        2,844       103,404
          3               8,275       4,993        5,677        6,418        3,721        4,405        5,146       104,993
          4              11,314       6,498        7,624        8,895        5,226        6,352        7,623       106,498
          5              14,505       7,912        9,588       11,556        6,640        8,316       10,284       107,912

          6              17,855       9,231       11,562       14,413        7,959       10,290       13,141       109,231
          7              21,373      10,447       13,538       17,478        9,429       12,521       16,461       110,447
          8              25,066      11,556       15,512       20,769       10,793       14,748       20,006       111,556
          9              28,945      12,552       17,472       24,297       12,043       16,963       23,788       112,552
         10              33,017      13,422       19,406       28,075       13,167       19,152       27,821       113,422

         15              56,644      15,411       28,047       51,074       15,411       28,047       51,074       115,411
         20              86,798      11,872       32,629       81,736       11,872       32,629       81,736       111,872
         25             125,284           0       27,902      120,174            0       27,902      120,174        99,449
         30             174,402           0        4,322      163,066            0        4,322      163,066        72,497

            PREMIUM      DEATH BENEFIT
          ACCUMULATED  ----------------------
---------------------  6% GROSS    12% GROSS
         YR            4.51% NET   10.42% NET
---------------------  ---------   ----------
          1             101,859     101,980
          2             103,753     104,116
          3             105,677     106,418
          4             107,624     108,895
          5             109,588     111,556
          6             111,562     114,413
          7             113,538     117,478
          8             115,512     120,769
          9             117,472     124,297
         10             119,406     128,075
         15             128,047     151,074
         20             132,629     181,736
         25             127,902     220,174
         30             104,322     263,066

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       25-------

REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS

Requesting Payments. You must send written requests for payment (except where we authorize telephone requests) to our Home Office or give the requests to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Home Office receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We generally will pay the Death Benefit through the State Farm Benefit Management Account-Registered Trademark-, an interest bearing checking account. We will send the State Farm Benefit Management Account-Registered Trademark-checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account-Registered Trademark-. We will pay interest on the amount in the State Farm Benefit Management
Account-Registered Trademark- from the date of the Insured's death to the date the State Farm Benefit Management Account-Registered Trademark- is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account-Registered Trademark-.

We may delay making a payment or processing a transfer request if:

    (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2) the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account because they are all forms of fixed-benefit annuities.

Telephone Transactions. You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Home Office. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

OTHER POLICY BENEFITS AND PROVISIONS

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy.

---------
      26

Other Policy Provisions. The Policy contains provisions addressing the following matters:

    - DIVIDENDS. The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

    - INCONTESTABILITY. The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

    - LIMITED DEATH BENEFIT. The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

    - MISSTATEMENT OF AGE OR SEX. State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Beneficiary. You may name the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Home Office. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one sum payment to you, if you are alive when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all Beneficiaries.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Other Changes. At any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid.

Reports to Policy Owners. State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Assignment and Change of Owner. You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Home Office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations", page 33. When allowed by law, you may change the Owner of the Policy by sending a written request to our Home Office while the Insured is alive and the Policy is in force. The change will take effect the date you sign the Written Request, but the change will not affect any action we have taken before we receive the Written Request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction (see page 11).

    - GUARANTEED INSURABILITY OPTION RIDER. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

    - DISABILITY WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

    - ADDITIONAL INSURED RIDER. Provides level term insurance coverage for the Insured's spouse to spouse's age 85.

    - ACCIDENTAL DEATH BENEFIT RIDER. Provides additional death benefit if accidental death occurs prior to age 70.

    - CHILDREN'S TERM RIDER. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Home Office.

                                                                       27-------

STATE FARM AND THE FIXED ACCOUNT

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's home office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm also sells insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm Directors and Officers. A board of directors manages State Farm. The following table sets forth the name and principal occupations during the past five years of each of State Farm's directors. Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                               BOARD OF DIRECTORS

 NAME AND ADDRESS    POSITION WITH STATE FARM            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------  -------------------------   ------------------------------------------------------------
Edward B. Rust, Jr.  Director; President;        Chairman of the Board, CEO -- State Farm Mutual Automobile
                     Chairman of the Board       Insurance Company; President and CEO -- State Farm Fire and
                                                 Casualty Company; President and CEO -- State Farm General
                                                 Insurance Company; President -- State Farm County Mutual
                                                 Insurance Company of Texas; Director -- State Farm
                                                 Lloyds, Inc.; Chairman of the Board, President and
                                                 Treasurer -- State Farm Companies Foundation; Director --
                                                 State Farm International Services, Inc.; President and
                                                 Director -- State Farm Life Insurance Company, State Farm
                                                 Annuity and Life Insurance Company, State Farm Life and
                                                 Accident Assurance Company, State Farm Investment Management
                                                 Corp., State Farm Growth Fund, Inc., State Farm Balanced
                                                 Fund, Inc., State Farm Interim Fund, Inc., and State Farm
                                                 Municipal Bond Fund, Inc.; President, CEO and Director --
                                                 State Farm VP Management Corp.; President, CEO and
                                                 Trustee -- State Farm Variable Product Trust (1997-present)

Roger B. Tompkins    Director; Executive Vice    Director and Executive Vice President -- State Farm Life
                     President                   Insurance Company, State Farm Annuity and Life Insurance
                                                 Company, and State Farm Life and Accident Assurance Company
                                                 (1997-present); Vice President -- California State Farm
                                                 Mutual Automobile Insurance Company, State Farm Fire and
                                                 Casualty Company, State Farm General Insurance Company
                                                 (1995-1997); Vice President and Director (1997-present), --
                                                 State Farm VP Management Corp.

Darrell W. Beernink  Director; Vice President    Vice President and Actuary -- Health -- State Farm Mutual
                     and Actuary                 Automobile Insurance Company; Director, Vice President and
                                                 Actuary -- State Farm Life Insurance Company; Vice President
                                                 and Actuary -- State Farm Annuity and Life Insurance
                                                 Company, and State Farm Life and Accident Assurance Company

Charles R. Wright    Director; Executive Vice    Director and Executive Vice President (1998-present) --
                     President and Chief         State Farm Mutual Automobile Insurance Company; -- State
                     Agency and Marketing        Farm Fire and Casualty Company, State Farm General Insurance
                     Officer                     Company, State Farm International Services, Inc., State Farm
                                                 Life Insurance Company, State Farm Annuity and Life
                                                 Insurance Company, and State Farm Life and Accident
                                                 Assurance Company; Vice President and Director
                                                 (1997-present) -- State Farm VP Management Corp.; Director and Agency Vice President (1995-1998) -- State Farm Mutual
                                                 Automobile Insurance Company

Wendy L. Gramm       Director                    Director (1994-present) -- State Farm Mutual Automobile
                                                 Insurance Company; Director (1993-present) -- State Farm
                                                 Life Insurance Company; Self-employed consultant
                                                 (1993-1998); Director, Regulatory Studies Program, George
                                                 Mason University (1998-present)

---------
      28

 NAME AND ADDRESS    POSITION WITH STATE FARM            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------  -------------------------   ------------------------------------------------------------
Roger S. Joslin      Director                    Director, Vice Chairman of the Board, Treasurer and Chief
                                                 Financial Officer (1998-present) --State Farm Mutual
                                                 Automobile Insurance Company; Director, Senior Vice
                                                 President and Treasurer (1995-1998) -- State Farm Mutual
                                                 Automobile Insurance Company; Director, Chairman of the
                                                 Board and Treasurer -- State Farm Fire and Casualty Company;
                                                 Director, Vice President and Treasurer -- State Farm General
                                                 Insurance Company; Treasurer -- State Farm County Mutual
                                                 Insurance Company of Texas; Director, Vice President and
                                                 Treasurer -- State Farm Lloyds, Inc.; Assistant Treasurer
                                                 State Farm Companies Foundation; Director, Vice President
                                                 and Treasurer State Farm International Services, Inc., State
                                                 Farm Investment Management Corp., State Farm Growth
                                                 Fund, Inc., State Farm Balanced Fund, Inc., State Farm
                                                 Interim Fund, Inc., and State Farm Municipal Bond
                                                 Fund, Inc.; Director -- State Farm Life Insurance Company,
                                                 State Farm Annuity and Life Insurance Company, and State
                                                 Farm Life and Accident Assurance Company; Vice President,
                                                 Treasurer and Director (1997-present) -- State Farm VP
                                                 Management Corp.; Vice President, Treasurer and Trustee
                                                 (1997-present) -- State Farm Variable Product Trust

Kurt G. Moser        Director; Senior Vice       Senior Vice President -- Investments -- State Farm Mutual
                     President -- Investments    Automobile Insurance Company; Director and Vice
                                                 President -- Investments State Farm Fire and Casualty
                                                 Company, State Farm General Insurance Company, State Farm
                                                 Life Insurance Company, State Farm Annuity and Life
                                                 Insurance Company, and State Farm Life and Accident
                                                 Assurance Company; Vice President -- Investments -- State
                                                 Farm County Mutual Insurance Company of Texas, State Farm
                                                 Lloyds, Inc., and State Farm International Services, Inc.;
                                                 Investment Officer -- State Farm Indemnity Company;
                                                 Underwriter -- State Farm Lloyds; Director and Senior Vice
                                                 President -- State Farm Investment Management Corp.; Senior
                                                 Vice President -- State Farm Growth Fund, Inc., State Farm
                                                 Balanced Fund, Inc., State Farm Interim Fund, Inc., and
                                                 State Farm Municipal Bond Fund, Inc.; Director -- State Farm
                                                 VP Management Corp.; Senior Vice President -- State Farm
                                                 Variable Product Trust (1997-present)

George L. Perry      Director                    Director (1973-present) -- State Farm Mutual Automobile
                                                 Insurance Company; Director (1986-present) -- State Farm
                                                 Life Insurance Company; Senior Fellow (1970-present) --
                                                 Brookings Institute

Vincent J. Trosino   Director                    Director, Vice Chairman of the Board, President and Chief
                                                 Operating Officer (1998-present) -- State Farm Mutual
                                                 Automobile Insurance Company; Director, Executive Vice
                                                 President and Chief Operating Officer (1995-1998) -- State
                                                 Farm Mutual Automobile Insurance Company; Director and Vice
                                                 President -- State Farm Fire and Casualty Company, State
                                                 Farm General Insurance Company; Director -- State Farm
                                                 Lloyds, Inc.; Assistant Secretary -- State Farm Companies
                                                 Foundation; Director -- State Farm International
                                                 Services, Inc., State Farm Life Insurance Company, State
                                                 Farm Annuity and Life Insurance Company, State Farm Life and
                                                 Accident Assurance Company, State Farm Investment Management
                                                 Corp.

W. H. Knight, Jr.    Director                    Director (1998-present) -- State Farm Life Insurance
                                                 Company; Director (1995-present) -- State Farm Fire and
                                                 Casualty Company; Director (1996-present) -- State Farm
                                                 Mutual Automobile Insurance Company; Professor (1983-1997),
                                                 and Vice Provost (1997-present) -- University of Iowa.

                                                                       29-------

 NAME AND ADDRESS    POSITION WITH STATE FARM            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------  -------------------------   ------------------------------------------------------------
Susan M. Phillips    Director                    Director (1998-present) -- State Farm Life Insurance
                                                 Company; Director (1998-present) -- State Farm Companies
                                                 Foundation; Dean and Professor -- Finance, -- School of
                                                 Business and Public Management (1998-present), The George
                                                 Washington University; Member of Board of Governors of the
                                                 Federal Reserve System (1991-1998)

Jerry Porras         Director                    Director (1997-present) -- State Farm life Insurance
                                                 Company; Director (1997-present) -- State Farm General
                                                 Insurance Company; Director (1998-present) -- State Farm
                                                 Mutual Automobile Insurance Company; Professor -- Stanford
                                                 University Graduate School of Business (1972-present)

Barbara Cowden       Director                    Senior Vice President (1998-present) -- State Farm Mutual
                                                 Automobile Insurance Company; Regional Vice President
                                                 (1996-1998) -- State Farm Mutual Automobile Insurance
                                                 Company

---------
      30

The following table sets forth the names and principal occupations during the past five years of the senior officers of State Farm (other than officers listed above who are members of State Farm's Board of Directors). Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                                SENIOR OFFICERS

   NAME AND ADDRESS     POSITION WITH STATE FARM           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------  ------------------------   -----------------------------------------------------------
Nancy A. Behrens        Vice President --Life      Vice President -- Life Process Support (1999-present),
                        Process Support            Actuary (1996-1998), -- Management Assistant (prior to
                                                   1996) State Farm Life and Accident Assurance Company, State
                                                   Farm Life Insurance Company

Kim M. Brunner          Vice President and         Vice President and General Counsel (1/99-present) -- and
                        General Counsel            Vice President and Regulatory General Counsel
                                                   (1997-1998) -- State Farm General Insurance Company; Vice
                                                   President and General Counsel (9/98-present) -- State Farm
                                                   Life and Accident Assurance Company, State Farm Annuity and
                                                   Life Insurance Company; Senior Vice President and General
                                                   Counsel (9/98-present) -- Vice President and Regulatory
                                                   General Counsel (1997-9/98) -- and Vice President-Counsel
                                                   (1993-1997) -- State Farm Mutual Automobile Insurance
                                                   Company; Vice President and General Counsel
                                                   (1998-present), -- Vice President and Regulatory General
                                                   Counsel (9/98-present) -- State Farm Fire and Casualty
                                                   Company

Mary Rebecca Blakeslee  Vice President -- Life/    Vice President -- Life/Health Underwriting -- State Farm
                        Health Underwriting        Life Insurance Company; Executive Assistant, Regional
                                                   Liaison, Division Manager, Underwriting Superintendent,
                                                   Underwriting Supervisor -- Life Underwriting -- State Farm
                                                   Insurance Companies (1974 - 1997)

James G. Fisher         Vice President --          Vice President -- Operations (1995 - present) -- State Farm
                        Operations                 Life Insurance Company

Danny L. Scott, M.D.    Vice President and         Vice President and Medical Director -- State Farm Life
                        Medical Director           Insurance Company, State Farm Annuity and Life Insurance
                                                   Company, and State Farm Life and Accident Assurance Company

Laura P. Sullivan       Vice President, Counsel    Vice President, Counsel and Secretary of the Board -- State
                        and Secretary              Farm Mutual Automobile Insurance Company, State Farm Fire
                                                   and Casualty Company; Director Vice President Counsel and
                                                   Secretary of the Board -- State Farm General Insurance
                                                   Company; Assistant Secretary Treasurer -- State Farm County
                                                   Mutual Insurance Company of Texas; Director and Assistant
                                                   Secretary -- State Farm Indemnity Company; Director, Vice
                                                   President Secretary -- State Farm Companies Foundation;
                                                   Assistant Secretary -- State Farm International
                                                   Services, Inc.; Vice President Counsel and Secretary of the
                                                   Board -- State Farm Life Insurance Company, State Farm
                                                   Annuity and Life Insurance Company, State Farm Life and
                                                   Accident Assurance Company

Dale R. Egeberg         Vice President and         Vice President and Controller -- State Farm Life Insurance
                        Controller                 Company, State Farm Annuity and Life Insurance Company, and
                                                   State Farm Life and Accident Assurance Company (1997 -
                                                   present); Controller -- State Farm Life Insurance Company,
                                                   State Farm Annuity and Life Insurance Company, and State
                                                   Farm Life and Accident Assurance Company (through 1997);
                                                   Vice President and Controller -- State Farm Mutual
                                                   Automobile Insurance Company, State Farm Fire and Casualty
                                                   Company (1999 - present)

Terry L. Huff           Vice President --          Vice President -- Advanced Products (1998 - present), --
                        Advanced Products          Assistant Vice President (1997-1998), and Actuary (prior to
                                                   1997) -- State Farm Life Insurance Company, State Farm
                                                   Annuity and Life Insurance Company, and State Farm Life and
                                                   Accident Assurance Company

Max E. McPeek           Vice President --          Vice President -- Compliance (1998 - present), -- Assistant
                        Compliance                 Vice President -- Compliance (1997-1998), Assistant Vice
                                                   President (prior to 1997) -- State Farm Life Insurance
                                                   Company, State Farm Annuity and Life Insurance Company, and
                                                   State Farm Life and Accident Assurance Company

                                                                       31-------

National Union Fire Insurance Company has issued a fidelity bond in the amount of $5 million covering State Farm's directors, officers and employees.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

THE VARIABLE ACCOUNT AND THE TRUST

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Trust. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. Please see the accompanying prospectus for the Trust for more information concerning the investment adviser and investment sub-adviser.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably

---------
      32
disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard risk class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), and it is not clear whether such a Policy would satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Account Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. State Farm will monitor the Policies, however, and will attempt to notify an Owner on a timely basis if it believes that such Owner's Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions, including distributions upon surrender and withdrawals, will be treated as ordinary

                                                                       33-------
       income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

    (2) Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy that is not a Modified Endowment Contract is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

ADDITIONAL INFORMATION

Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate

---------
      34
accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

Commissions are payable to the broker-dealer under two alternative commission schedules, depending on which schedule is elected by the registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses or expense reimbursements.

Other Information. State Farm has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Insurance Marketplace Standards Association. State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Legal Matters. The legal matters in connection with the Policy described in this prospectus have been passed on by Kim M. Brunner, the Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

Relationships with the Companies that Maintain the Benchmark Indices.

Standard & Poor's

Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

                                                                       35-------

RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Frank Russell Company

1) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell-TM- is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in
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Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan
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Morgan Stanley is the licensor of certain trademarks, service marks and trade
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consideration in determining, composing or calculating the Morgan Stanley
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THE POSSIBILITY OF SUCH DAMAGES.

Experts. The statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance

---------
      36

Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, appearing in this prospectus have been audited by PricewaterhouseCoopers LLP, independent accountants, with offices in Chicago, Illinois, whose report thereon is set forth elsewhere herein, and are included in reliance upon the authority of such firm as experts in accounting and auditing. As stated in their report, State Farm prepared these financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from generally accepted accounting principles (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of State Farm in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting. Actuarial matters included in this prospectus have been examined by Gerry Brogla, F.S.A., Actuary of State Farm, whose opinion is filed as an exhibit to the registration statement.

Financial Statements. The audited statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appear in Appendix
B. The financial statements of State Farm should be considered only as bearing on our ability to meet our obligations under the Policies. THEY SHOULD NOT BE CONSIDERED AS BEARING ON THE INVESTMENT PERFORMANCE OF THE ASSETS HELD IN THE VARIABLE ACCOUNT.

The audited GAAP basis statement of assets, liabilities and policy owners' equity of the Variable Account as of December 31, 1999, and the related statements of operations and changes in policy owners' equity for the year then ended and the statement of changes in policy owners' equity for the period
May 1, 1998 (commencement of operations) to December 31, 1998, as well as the Report of the Independent Accountants, also appear in Appendix B.

                                                                       37-------

                                   APPENDIX A
                          EXAMPLE OF SURRENDER CHARGES

                                      POLICY ISSUED TO MALE AGE 35          POLICY ISSUED TO MALE AGE 50
                                   -----------------------------------   -----------------------------------
                                                      $50,000 INCREASE
           BEGINNING                                  IN BASIC AMOUNT,                      $50,000 INCREASE
--------------------------------                           POLICY                           IN BASIC AMOUNT,
       POLICY            POLICY    $100,000 INITIAL     BEGINNING OF     $100,000 INITIAL     BEGINNING OF
        YEAR             MONTH       BASIC AMOUNT     YEAR 16 (AGE 50)     BASIC AMOUNT     YEAR 16 (AGE 65)
---------------------   --------   ----------------   ----------------   ----------------   ----------------
          1                 1           $ 21.50*          $  0.00            $   53.00*         $  0.00
          1                 6            129.00              0.00               318.00             0.00
          1                12            258.00              0.00               636.00             0.00
          2                 6            387.00              0.00               954.00             0.00
          2                12            516.00              0.00             1,272.00             0.00
          3                 1            516.00              0.00             1,272.00             0.00
          4                 1            516.00              0.00             1,272.00             0.00
          5                 1            516.00              0.00             1,272.00             0.00
          6                 1            516.00              0.00             1,272.00             0.00
          7                 1            412.80              0.00             1,017.60             0.00
          8                 1            309.60              0.00               763.20             0.00
          9                 1            206.40              0.00               508.80             0.00
         10                 1            103.20              0.00               254.40             0.00
         11                 1              0.00              0.00                 0.00             0.00
         12                 1              0.00              0.00                 0.00             0.00
         13                 1              0.00              0.00                 0.00             0.00
         14                 1              0.00              0.00                 0.00             0.00
         15                 1              0.00              0.00                 0.00             0.00
         16                 1              0.00             26.50*                0.00            40.42*
         16                 6              0.00            159.00                 0.00           242.50
         16                12              0.00            318.00                 0.00           485.00
         17                 6              0.00            477.00                 0.00           727.50
         17                12              0.00            636.00                 0.00           970.00
         18                 1              0.00            636.00                 0.00           970.00
         19                 1              0.00            636.00                 0.00           970.00
         20                 1              0.00            636.00                 0.00           970.00
         21                 1              0.00            636.00                 0.00           970.00
         22                 1              0.00            508.80                 0.00           776.00
         23                 1              0.00            381.60                 0.00           582.00
         24                 1              0.00            254.40                 0.00           388.00
         25                 1              0.00            127.20                 0.00           194.00
         26                 1              0.00              0.00                 0.00             0.00

------------------------------

* In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

---------
      38

                       STATE FARM LIFE INSURANCE COMPANY
                (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL
                         AUTOMOBILE INSURANCE COMPANY)
          REPORT ON AUDITS OF FINANCIAL STATEMENTS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

        STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                    REPORT ON AUDIT OF FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

                                                                       39-------

                                TABLE OF CONTENTS

REPORT OF INDEPENDENT ACCOUNTANTS........      41
FINANCIAL STATEMENTS:
  Statements of Admitted Assets,
   Liabilities, Capital and Surplus
   --Statutory Basis as of December 31,
   1999 and 1998.........................      42
  Statements of Operations -- Statutory
   Basis for the years ended
   December 31, 1999 and 1998............      43
  Statements of Changes in Capital and
   Surplus -- Statutory Basis for the
   years ended December 31, 1999 and
   1998..................................      44
  Statements of Cash Flows -- Statutory
   Basis for the years ended
   December 31, 1999 and 1998............      45
NOTES TO FINANCIAL STATEMENTS --
 Statutory Basis.........................   46-54
REPORT OF INDEPENDENT ACCOUNTANTS ON
 SUPPLEMENTAL FINANCIAL INFORMATION......      56
SUPPLEMENTAL SCHEDULE OF ASSETS AND
 LIABILITIES.............................   57-59
REPORT OF INDEPENDENT ACCOUNTANTS ON
 SEPARATE ACCOUNT FINANCIAL STATEMENTS...      60
SEPARATE ACCOUNT FINANCIAL STATEMENTS....   61-67

---------
      40

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
State Farm Life Insurance Company
Bloomington, Illinois

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 1999 and 1998, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2, these financial statements were prepared by the Company in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which practices differ from accounting principles generally accepted in the United States. When statutory basis financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditor's report on them state whether they are presented fairly in conformity with accounting principles generally accepted in the United States. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended.

Also, in our opinion, the financial statements audited by us present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

                                          /s/ PricewaterhouseCoopers LLP

Chicago, IL

February 22, 2000

                                                                       41-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
  STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS -- STATUTORY
                                     BASIS
                        AS OF DECEMBER 31, 1999 AND 1998

                                                                   1999              1998
                                                              ---------------   ---------------
                                        ADMITTED ASSETS
Bonds:
  United States government                                    $ 5,827,402,250   $ 6,200,276,008
  Canadian government and subdivisions                            406,049,099       391,217,223
  Other governmental units                                      2,134,472,084     1,796,996,786
  Public utilities                                              2,027,241,035     2,858,427,560
  Industrial and other                                          9,021,142,000     7,543,386,897
                                                              ---------------   ---------------
                                                               19,416,306,468    18,790,304,474
                                                              ---------------   ---------------
Stocks:
  Preferred                                                           787,610         1,253,293
  Unaffiliated common                                             951,404,730       597,397,907
  Affiliated common                                                 6,981,153         6,797,698
                                                              ---------------   ---------------
                                                                  959,173,493       605,448,898
                                                              ---------------   ---------------
Mortgage loans                                                  2,955,965,905     2,427,482,636
Real estate:
  Held for investment                                               8,971,499        10,685,598
Policy loans                                                    2,210,103,785     2,073,694,523
Cash                                                              (12,900,918)       (4,706,752)
Short-term investments                                            197,683,923       300,614,306
Other invested assets                                             123,138,112       204,825,301
                                                              ---------------   ---------------
    Total cash and invested assets                             25,858,442,267    24,408,348,984

Premiums deferred and uncollected                                  87,911,465        95,246,120
Investment income due and accrued                                 435,469,021       413,070,675
Federal and foreign income tax recoverable (including from
  affiliates)                                                         656,199         3,275,733
Other assets                                                       13,222,330        16,547,370
Assets held in separate accounts                                  570,423,126       215,213,378
                                                              ---------------   ---------------
Total admitted assets                                         $26,966,124,408   $25,151,702,260
                                                              ===============   ===============

                                          LIABILITIES
Aggregate reserves for life policies and contracts            $16,979,913,523   $16,224,026,895
Reserve for contracts without life contingencies                1,203,484,101     1,104,279,781
Policy and contract claims                                         90,851,924        82,604,631
Policyholders' dividend accumulations                           3,368,976,695     3,169,107,326
Dividends to policyholders payable in the following year          632,934,269       663,480,957
Advance premiums, deposits and other policy and contract
  liabilities                                                     252,940,899       248,782,166
Interest maintenance reserve                                       20,317,626        28,203,854
Commissions payable                                                66,968,830        60,279,799
Federal income taxes (payable to affiliates)                       97,079,564       132,896,145
Federal and foreign income taxes due or accrued                     1,687,481         1,687,481
Other liabilities                                                 402,347,764       395,574,011
Liabilities related to separate accounts                          409,783,975        81,602,931
Asset valuation reserve                                           436,174,931       284,076,260
                                                              ---------------   ---------------
Total liabilities                                              23,963,461,582    22,476,602,237
                                                              ---------------   ---------------

                                      CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized,
  issued and outstanding                                            3,000,000         3,000,000
Paid-in surplus                                                    21,846,419        21,846,419
Unassigned surplus                                              2,977,816,407     2,650,253,604
                                                              ---------------   ---------------
Total capital and surplus                                       3,002,662,826     2,675,100,023
                                                              ---------------   ---------------
Total liabilities, capital and surplus                        $26,966,124,408   $25,151,702,260
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

---------
      42

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------   --------------
Income:
  Premiums and annuity considerations                         $2,842,539,089   $2,598,534,137
  Net investment income                                        1,827,979,503    1,769,735,980
  Considerations for supplementary contracts and dividend
   accumulations                                                 608,736,446      600,838,195
  Other                                                            9,968,962          751,058
                                                              --------------   --------------
                                                               5,289,224,000    4,969,859,370
                                                              --------------   --------------
Benefits and other expenses:
  Death benefits                                                 510,819,554      488,267,444
  Surrender benefits and other fund withdrawals                  839,558,114      776,633,240
  Other benefits and claims                                      213,590,748      161,278,199
  Payments on supplementary contracts and dividend
   accumulations                                                 623,878,236      583,588,540
  Net transfers to separate accounts                             267,318,822       72,452,664
  Increase in policy and contract reserves                     1,056,676,594    1,170,205,575
  Commissions                                                    217,021,048      217,256,334
  General insurance expenses                                     528,303,162      374,840,095
  Taxes, licenses and fees                                        44,839,032       50,875,036
                                                              --------------   --------------
                                                               4,302,005,310    3,895,397,127
                                                              --------------   --------------
Net gain from operations before dividends to policyholders
  and federal and foreign income taxes                           987,218,690    1,074,462,243
Dividends to policyholders                                       590,295,504      650,019,641
                                                              --------------   --------------
Net gain from operations before federal and foreign income
  taxes                                                          396,923,186      424,442,602
Federal and foreign income taxes incurred (excluding capital
  gains)                                                         162,179,691      161,052,390
                                                              --------------   --------------
Net gain from operations before net realized capital gains
  (losses)                                                       234,743,495      263,390,212
Net realized capital gains or (losses) less capital gains
  tax of $23,035,697 and $29,007,290 (excluding $(5,904,782)
  and $12,990,443 transferred to the IMR) in 1999 and 1998,
  respectively                                                   (26,271,143)     (20,512,698)
                                                              --------------   --------------
Net income                                                    $  208,472,352   $  242,877,514
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

                                                                       43-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------   --------------
Common stock:
  Balance at beginning and end of year                        $    3,000,000   $    3,000,000
                                                              --------------   --------------
Paid-in surplus:
  Balance at beginning and end of year                            21,846,419       21,846,419
                                                              --------------   --------------
Unassigned surplus:
  Balance at beginning of year                                 2,650,253,604    2,611,379,140
  Net income                                                     208,472,352      242,877,514
  Net unrealized capital gains                                   165,873,177       61,619,720
  Change in nonadmitted assets                                      (777,825)       1,544,606
  Change in asset valuation reserve                             (152,098,671)     (98,220,298)
  Dividends to stockholder (parent company)                         (480,000)        (480,000)
  Surplus contributed to separate accounts                                --     (119,000,100)
  Other changes in surplus in separate accounts statement         22,977,670      135,533,022
  Change in provision for class action settlement amounts         83,596,100     (185,000,000)
                                                              --------------   --------------
  Balance at end of year                                       2,977,816,407    2,650,253,604
                                                              --------------   --------------
Total capital and surplus                                     $3,002,662,826   $2,675,100,023
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

---------
      44

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   1999              1998
                                                              ---------------   ---------------
Cash from operations:
  Premiums and annuity considerations                         $ 2,862,595,240   $ 2,608,301,994
  Other premiums, considerations and deposits, allowances
   and reserve adjustments and other income                       612,672,840       602,297,940
  Investment income received (excluding realized
   gains/losses and net of investment expenses)                 1,831,649,336     1,777,761,143
  Life and accident and health benefits paid                     (529,775,289)     (499,753,913)
  Surrender benefits and other fund withdrawals paid             (839,558,114)     (776,633,240)
  Other benefits to policyholders paid                           (766,864,427)     (723,399,865)
  Commissions, other expenses and taxes paid (excluding
   federal income taxes)                                         (709,691,340)     (627,764,840)
  Dividends to policyholders paid                                (620,842,191)     (625,147,776)
  Federal and foreign income taxes paid (excluding tax on
   capital gains)                                                (189,405,146)     (127,959,471)
  Other operating expenses paid                                      (956,245)         (280,301)
  Net transfer from separate accounts                            (285,961,373)     (195,422,386)
                                                              ---------------   ---------------
Net cash from operations                                        1,363,863,291     1,411,999,285
                                                              ---------------   ---------------
Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                       2,340,493,355     1,714,869,512
    Stocks                                                         36,001,820        33,444,243
    Real estate                                                     4,387,669                --
    Mortgage loans                                                219,349,813       155,435,830
    Other invested assets                                          78,766,444       216,818,073
    Net (losses) on cash and short-term investments                   (44,589)          (28,445)
                                                              ---------------   ---------------
  Total investment proceeds                                     2,678,954,512     2,120,539,213
  Tax on capital gains                                             29,007,290         2,749,474
                                                              ---------------   ---------------
  Total cash from investments                                   2,649,947,222     2,117,789,739
                                                              ---------------   ---------------
Cost of investments acquired (long-term only):
  Bonds                                                         3,003,430,117     2,785,735,889
  Stocks                                                          222,077,269       310,877,793
  Mortgage loans                                                  744,304,930       552,320,858
  Other invested assets                                                    --        98,147,288
                                                              ---------------   ---------------
  Total investments acquired                                    3,969,812,316     3,747,081,828
                                                              ---------------   ---------------
  Increase in policy loans and premium notes                      136,514,242       154,550,681
                                                              ---------------   ---------------
Net cash from investments                                      (1,456,379,336)   (1,783,842,770)
                                                              ---------------   ---------------
Cash from financing and miscellaneous sources:
  Other cash provided                                              28,036,648        30,373,952
  Dividends to stockholders paid                                     (480,000)         (480,000)
  Other applications (net)                                        (46,165,152)      (12,311,327)
                                                              ---------------   ---------------
Net cash from financing and miscellaneous sources                 (18,608,504)       17,582,625
                                                              ---------------   ---------------
Net change in cash and short-term investments                    (111,124,549)     (354,260,860)
Cash and short-term investments, beginning of year                295,907,554       650,168,414
                                                              ---------------   ---------------
Cash and short-term investments, end of year                  $   184,783,005   $   295,907,554
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                                                                       45-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1. NATURE OF BUSINESS OPERATIONS

State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, which includes the addition of Connecticut in 1999, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 81% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 17%. The Company also writes small amounts of group credit life and employee group life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The accompanying financial statements have been prepared on a statutory basis in accordance, in all material respects, with accounting practices prescribed in the National Association of Insurance Commissioners (NAIC) Annual Statement Instructions and Accounting Practices and Procedures manuals, as well as state laws, regulations and general administrative rules. Statutory basis accounting also permits the use of accounting practices which differ from those prescribed in the sources referred to above, when such practices are approved by the Illinois Department of Insurance. The Company has used no such permitted accounting practices in the preparation of these financial statements that would be deemed to have a material effect on the determination of its financial position as of December 31, 1999 and 1998, or the results of its operations for the years then ended.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Significant accounting practices include:

A. INVESTMENTS

Bonds and stocks are stated at values prescribed by the NAIC. In general, bonds are stated at amortized cost, preferred stocks at cost unless the stock is of lower quality, then stated at the lower of cost or market value, and common stocks, other than investment in subsidiary, at market value. Under GAAP, equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Prepayment assumptions for loan-backed bonds are internal estimates based on historical prepayment patterns. Prepayment assumptions for structured securities are based on estimates from various data reporting services. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities.

Mortgage loans on real estate, all of which are first liens, are carried at the aggregate unpaid principal balances. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 1999 or 1998.

Real estate is carried at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets. Accumulated depreciation on such real estate is $13,767,001 and $14,302,902 at December 31, 1999 and 1998, respectively.

Policy loans are stated at the aggregate of unpaid loan balances which are not in excess of cash surrender values of related policies.

Short-term investments are stated at cost which approximates market. Other invested assets consist principally of investments in limited partnerships and are recorded under the equity method of accounting.

Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in the

---------
      46

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 1999 and 1998, as reflected in surplus, is $183,474 and $190,732, respectively.

Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the basis of specific identification. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus.

B.PREMIUMS DEFERRED AND UNCOLLECTED

Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C. AGGREGATE RESERVES FOR LIFE POLICIES AND CONTRACTS

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2.5% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rates that are based on Company experience.

D. POLICYHOLDERS' DIVIDENDS

All of the Company's life insurance business is written on the participating basis. Policyholders' dividends are determined annually by the Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.

E. FEDERAL AND FOREIGN INCOME TAXES

The Company's federal income tax return is consolidated with SFMAIC and its affiliates.

The consolidated federal income tax liability is apportioned to each entity in accordance with a written agreement. The allocation is based upon separate return calculations with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within sixty (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

The Company's provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and is based on income which is currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities.

F. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

Pension Plans

The Company and affiliated insurers sponsor two defined benefit plans covering substantially all of its employees. One plan is for the United States employees and the other is for Canadian employees.

For the United States plan, the Company's funding policy is to contribute (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes.

For the Canadian plan, the Company's funding policy is to comply with the funding requirements in Canada and to comply with the United States requirements for foreign plans.

Contributions are allocated among participating companies based on ratios of annual compensation rates.

Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than the funding policy.

Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. For United States employees and agents, health care benefits generally include comprehensive

                                                                       47-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

medical coverage. For Canadian employees and agents, the health care benefits provided by the Company supplement those provided by the Canadian government.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to those already eligible or retired post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

Under GAAP, accounting for postretirement benefits requires an additional accrual for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees and their dependents.

G. INTEREST MAINTENANCE RESERVE AND ASSET VALUATION RESERVE

Interest Maintenance Reserve (IMR) -- Realized capital gains and losses, due to interest rate fluctuations, net of tax on short-term and long-term fixed income investments are applied in this calculation. These gains and losses are amortized into income over the approximate remaining life of the investment sold. The IMR is not calculated under GAAP.

Asset Valuation Reserve (AVR) -- Realized gains and losses due to credit risk fluctuations and unrealized gains and losses on applicable invested assets are reflected in the calculation of this reserve. Changes in the AVR are charged or credited directly to unassigned surplus and include no voluntary contributions in 1999 or 1998. The AVR is not calculated under GAAP.

H. SEPARATE ACCOUNTS

The Company issues individual variable universal life and annuity contracts. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.

A separate account is an accounting entity segregated as a discrete operation within an insurance company. Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds which are managed either by the Company or by an outside manager.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

I. RECOGNITION OF PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED EXPENSES

Premiums and annuity considerations are recognized over the premium paying period of the policies, whereas acquisition costs such as commissions and other costs related to new business are expensed as incurred. For investment contracts (those without mortality risk, such as immediate annuities with benefits paid for a certain period) and contracts that permit the insured to change the amount and timing of premium payments (such as universal life products), deposits are recorded as revenue when received. Under GAAP, the deposits are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

J. NONADMITTED ASSETS

Certain assets designated as "nonadmitted" assets aggregating $3,537,920 and $2,760,095 at December 31, 1999 and 1998, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, these assets would be recognized at the lower of cost or net realizable value.

K. FOREIGN EXCHANGE

Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company's foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities prior to combination with domestic assets and liabilities would be required. The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

---------
      48

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

3. BONDS AND OTHER DEBT SECURITIES

The amortized cost and estimated market values of investments in debt securities are as follows (in thousands):

                                                                               DECEMBER 31, 1999
                                                              ---------------------------------------------------
                                                                              GROSS        GROSS       ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
                                                                 COST         GAINS        LOSSES        VALUE
                                                              -----------   ----------   ----------   -----------

U.S. treasury securities and obligations of U.S.
  governmental corporations and agencies                      $ 7,935,631   $ 294,588    $ (94,472)   $ 8,135,747

Obligations of states and political subdivisions                  128,130         421       (4,648)       123,903

Debt securities issued by foreign governments                     432,846      11,604       (5,109)       439,341

Corporate bonds                                                11,117,383      90,995     (334,458)    10,873,920
                                                              -----------   ----------   ---------    -----------

    Totals                                                    $19,613,990   $ 397,608    $(438,687)   $19,572,911
                                                              ===========   ==========   =========    ===========

                                                                               DECEMBER 31, 1998
                                                              ---------------------------------------------------
                                                                              GROSS        GROSS       ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
                                                                 COST         GAINS        LOSSES        VALUE
                                                              -----------   ----------   ----------   -----------

U.S. treasury securities and obligations of U.S.
  governmental corporations and agencies                      $ 7,971,636   $ 784,065     $   (788)   $ 8,754,913

Obligations of states and political subdivisions                   73,333       3,055           (1)        76,387

Debt securities issued by foreign governments                     416,092      33,271          (31)       449,332

Corporate bonds                                                10,629,858     575,792       (6,008)    11,199,642
                                                              -----------   ----------    --------    -----------

    Totals                                                    $19,090,919   $1,396,183    $ (6,828)   $20,480,274
                                                              ===========   ==========    ========    ===========

The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                  DECEMBER 31, 1999
                              -------------------------
                                             ESTIMATED
                               AMORTIZED      MARKET
                                 COST          VALUE
                              -----------   -----------

Due in one year or less       $ 1,908,669   $ 1,904,672

Due after one year through
  five years                    8,526,716     8,508,858

Due after five years through
  ten years                     6,674,985     6,661,005

Due after ten years             2,503,620     2,498,376
                              -----------   -----------

    Totals                    $19,613,990   $19,572,911
                              ===========   ===========

Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the years ended December 31, were (in thousands):

                                   1999       1998
                                 --------   --------

Proceeds                         $903,171   $359,351

Gross gains                         3,117      6,243

Gross losses                      (21,660)       (11)

At December 31, 1999, bonds carried at amortized cost of $1,587,411 were on deposit with regulatory authorities.

                                                                       49-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

4. EQUITY INVESTMENTS

The cost of investments in preferred and common stocks and gross unrealized gains and losses from those investments are as follows (in thousands):

                                DECEMBER 31, 1999
                        ----------------------------------
                                     GROSS        GROSS
                                   UNREALIZED   UNREALIZED
                          COST       GAINS        LOSSES
                        --------   ----------   ----------
Preferred               $    790    $     --     $     (2)
Unaffiliated common      603,791     373,258      (25,644)
Affiliated common          3,500       3,481           --

                                DECEMBER 31, 1998
                        ----------------------------------
                                     GROSS        GROSS
                                   UNREALIZED   UNREALIZED
                          COST       GAINS        LOSSES
                        --------   ----------   ----------
Preferred               $  1,384    $     --     $   (131)
Unaffiliated common      417,302     191,547      (11,451)
Affiliated common          3,500       3,298           --

Gross realized gains and losses consist of the following for the years ended December 31 (in thousands):

                              1999                  1998
                       -------------------   -------------------
                        GAINS      LOSSES     GAINS      LOSSES
                       --------   --------   --------   --------
Preferred               $  140    $    --     $  162     $ (25)
Unaffiliated common      2,232     (2,553)     1,056      (108)

5. INVESTMENT IN SUBSIDIARY

State Farm Annuity and Life Insurance Company (SFAL), a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. To date however, SFAL has conducted no insurance business. Summary financial position as of December 31 and operating results for the years ended December 31 are noted below (in thousands).

                                       1999       1998
                                     --------   --------
Admitted assets                       $7,035     $6,873
Liabilities                               45         75
Capital and surplus                    6,990      6,798
Net income                               187        191

6. NET INVESTMENT INCOME

The components of net investment income earned by type of investment for the years ended December 31, were as follows (in thousands):

                                  1999         1998
                               ----------   ----------
Bonds                          $1,381,709   $1,339,653
Mortgage loans                    205,765      180,831
Policy loans                      142,641      133,810
Short-term investments             18,528       28,864
Other                              94,149       99,644
                               ----------   ----------
Gross investment income         1,842,792    1,782,802
Investment expenses               (14,211)     (12,447)
Depreciation                         (601)        (619)
                               ----------   ----------
Net investment income          $1,827,980   $1,769,736
                               ==========   ==========

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-term Investments

Fair values for issues traded on public exchanges are based on the market price in such exchanges at year end. For issues that are not traded on public exchanges, fair values were estimated based on market comparables or internal analysis.

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Preferred Stocks and Unaffiliated Common Stocks

Fair values were determined by the Securities Valuation Office (SVO) of the NAIC and were approximated based upon values determined in public exchanges or comparable values. For issues that were not evaluated by the SVO, fair values were estimated based on market comparables or internal analysis.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

---------
      50

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

Cash

The carrying amount is a reasonable estimate of fair value.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect for similar contracts at year end.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.

Advance Premiums

Fair values were approximated by the amount due to the policyholder as if the policy was surrendered at year end.
Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

The estimated fair values and statement values of the Company's financial instruments as of December 31, were as follows (in thousands):

                                                                         1999                                1998
                                                             -----------------------------       -----------------------------
                                                                FAIR            STATEMENT           FAIR            STATEMENT
                                                                VALUE             VALUE             VALUE             VALUE
                                                             -----------       -----------       -----------       -----------
Financial assets:
  Bonds                                                      $19,375,232       $19,416,306       $20,179,631       $18,790,304
    Bond reserves                                                     --            54,593                --            48,096
                                                             -----------       -----------       -----------       -----------
                                                             $19,375,232       $19,361,713       $20,179,631       $18,742,208
                                                             ===========       ===========       ===========       ===========
  Mortgage loans                                             $ 2,712,720       $ 2,955,966       $ 2,458,316       $ 2,427,483
    Mortgage loan reserves                                            --            34,162                --            30,242
                                                             -----------       -----------       -----------       -----------
                                                             $ 2,712,720       $ 2,921,804       $ 2,458,316       $ 2,397,241
                                                             ===========       ===========       ===========       ===========
  Preferred stock                                            $       558       $       788       $     1,107       $     1,253
    Preferred stock reserves                                          --                22                --                35
                                                             -----------       -----------       -----------       -----------
                                                             $       558       $       766       $     1,107       $     1,218
                                                             ===========       ===========       ===========       ===========
  Unaffiliated common stock                                  $   951,405       $   951,405       $   597,398       $   597,398
    Unaffiliated common stock reserves                                --           333,182                --           181,635
                                                             -----------       -----------       -----------       -----------
                                                             $   951,405       $   618,223       $   597,398       $   415,763
                                                             ===========       ===========       ===========       ===========
  Cash                                                       $   (12,901)      $   (12,901)      $    (4,707)      $    (4,707)
                                                             ===========       ===========       ===========       ===========
  Short-term investments                                     $   197,679       $   197,684       $   300,643       $   300,614
    Short-term reserves                                               --               282                --               783
                                                             -----------       -----------       -----------       -----------
                                                             $   197,679       $   197,402       $   300,643       $   299,831
                                                             ===========       ===========       ===========       ===========
  Separate accounts                                          $   570,423       $   570,423       $   215,213       $   215,213
                                                             ===========       ===========       ===========       ===========
Financial liabilities:
  Structured annuity reserves and other similar items        $   400,008       $   412,467       $   416,019       $   386,801
  Deferred annuity reserves                                    3,236,561         3,263,283         3,372,866         3,388,929
  Advance premiums                                                56,654            57,306            62,594            63,237
  Settlement options without life contingencies                  791,017           791,017           717,479           717,479
  Separate accounts                                              409,784           409,784            81,603            81,603

                                                                       51-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED

8. FEDERAL INCOME TAXES

The difference between the Company's effective income tax rate and the statutory rate for both 1999 and 1998 is primarily due to the non-deductible policyholder dividends, gross deferred premiums, unamortized deferred acquisition costs, tax reserves, and investment income associated with other invested assets.

The examinations of the Company's federal income tax returns through 1987 have been closed by the Internal Revenue Service. Returns for 1988, 1989 and 1990 have been examined. Although a few issues remain open, no open issue would have a material effect on surplus. Returns for 1991, 1992 and 1993 are currently under examination. Although the audit is still in progress at this time, there have been no individual issues or issues in the aggregate raised that would require adjustments which would have a material effect on surplus.
9. PENSION PLANS AND OTHER
POSTRETIREMENT BENEFITS

A. Pension Plans

No pension cost was allocated in 1999 or 1998 as the United States plan was subject to the full funding limitation of the Internal Revenue Code. A comparison of accumulated plan benefits, determined in accordance with Statement of Financial Accounting Standards No. 35, and plan net assets for the non-contributory defined benefit pension plan of the Company and its parent and other affiliates as of December 31, is presented below (in thousands):

                                  1999         1998
                               ----------   ----------
Actuarial present value of
  accumulated plan benefits:
  Vested                       $3,579,461   $3,325,713
  Nonvested                        69,327       63,895
                               ----------   ----------
                               $3,648,788   $3,389,608
                               ==========   ==========
Net assets available for plan
  benefits                     $8,761,550   $8,285,652
                               ==========   ==========

Benefits paid amounted to $163,776,000 and $145,034,703 in 1999 and 1998, respectively. The assumed rate of return on plan assets used in determining the actuarial present value of vested and nonvested accumulated plan benefits was 7.0% for both 1999 and 1998. In addition, the discount rate was 7.0% for both 1999 and 1998. The assumed rate of compensation increases ranged from 5.5% to 12.8% in 1999 and 1998 and varies by the attained age of the employee.

For the Canadian Plan, pension cost allocated to the Company amounted to $0 in both 1999 and 1998. A comparison of accumulated plan benefits and net assets of the non-contributory defined benefit pension plan as of December 31, is presented below (in thousands):

                                   1999       1998
                                 --------   --------
Actuarial present value of
  accumulated plan benefits:
  Vested                         $ 45,074   $ 42,091
                                 ========   ========
  Nonvested                           136        127
                                 ========   ========
                                 $ 45,210   $ 42,218
                                 ========   ========
Net assets available for plan
  benefits                       $108,833   $107,896
                                 ========   ========

Benefits paid amounted to $2,503,665 and $1,802,230 in 1999 and 1998, respectively.

For both Plans, the Company elected to change its plan year to a calendar year beginning January 1, 1999.

The Company participates with its affiliates in a qualified defined contribution plan. Contributions recorded for the years ended December 31, 1999 and 1998, were $3,009,810 and $2,472,958, respectively. Benefits, generally available upon retirement, are paid from net assets available for plan benefits.

B.Other Postretirement Benefits

The Company's share of the net post-career benefit cost for the year ended December 31, 1999, was $13,840,256 and included paid benefits, the expected cost of the potential health care and life insurance benefits for newly eligible post-career associates, interest cost and amortization of the transition obligation and prior service costs.

At December 31, 1999 and 1998, respectively, the Company's share of the recorded unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $54,714,800 and $43,267,840. The Company's share of the remaining transition obligation for these potential benefits was $32,827,301 and $32,875,524 at December 31, 1999 and 1998, respectively, which is being amortized over 20 years, beginning in 1993. The

---------
      52

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED

Company's share of unrecognized net (gains) or losses, resulting from experience different from that assumed and/or changes in actuarial assumptions, was $6,015,690 at December 31, 1999. The Company's share of the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible employees, agents, and their qualifying dependents at January 1, 1999, was $82,005,698, which is not accrued in these financial statements. At January 1, 1999 and 1998, the discount rate used in determining the accumulated post-career benefit obligation attributable to these potential benefits was 6.0% and 6.5%, respectively, and the 1999 health care cost trend rate is 9.0% for the first year, graded to 6.0% over the following five years.

The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's share of the post-career benefit obligation attributable to the potential health care insurance benefits for post-career associates by $7,769,581 as of January 1, 1999, and the estimated eligibility and interest cost components of the net periodic post-career benefit cost for 1999 by $1,423,513.

The Company participates with its affiliates in an unfunded deferred compensation plan for highly compensated employees and independent contractor agents. The established liabilities reflected in these statements were $1,358,919 and $1,351,386 for 1999 and 1998, respectively.

10. OTHER RELATED PARTY TRANSACTIONS

The Company, its parent, and its affiliates share certain administrative, occupancy and marketing expenses. Such expenses are allocated to the Company based on surveys and usage studies and totaled approximately $259,764,000 and $200,377,000 in 1999 and 1998, respectively.

At December 31, 1999 and 1998, total amounts owed to the parent company, exclusive of federal and foreign income taxes were approximately $165,998,000 and $114,639,000, respectively. Total amounts owed to other affiliates were approximately $64,000 and $45,000, respectively.

11. CONTINGENT LIABILITIES

On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

Pursuant to the terms of the proposed settlement, the Company has agreed to provide policyowners in the class with options that include policy enhancements, the right to purchase an enhanced value policy or enhanced value annuity and a claim review process. While it has not been possible to predict with certainty the ultimate dollar amount that will be paid or credited to current and former policyholders under the terms of this settlement, the Company elected to record, on an estimated basis, a liability for such amount in the December 31, 1998 financial statements. Included in this liability was an amount for estimated legal and administrative costs which would be incurred in connection with the settlement. An amount of $185,000,000 was included in the liabilities of the Company as of December 31, 1998 for such provision with a corresponding charge recorded in the Statement of Changes in Capital and Surplus.

During 1999, in its Statement of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $54,356,223 and settlement contribution amounts totaling $29,912,926 have been reflected in arriving at the amount of 1999 Net Income. Because of the uncertainty regarding the ultimate number of claims to be settled, the policy enhancements to be made and the ongoing administrative expenses, the Company is continuing to reflect in its liabilities the amount of $101,403,900 as a general provision for additional future charges in connection with this class action lawsuit.

The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these

                                                                       53-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED

factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

12. DIVIDEND RESTRICTIONS

The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in Illinois without prior approval of the Insurance Commissioner is subject to restrictions related to statutory surplus and net income.

---------
      54

                             SUPPLEMENTAL SCHEDULE

                                                                       55-------

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                       SUPPLEMENTAL FINANCIAL INFORMATION

To the Board of Directors
State Farm Life Insurance Company
Bloomington, Illinois

In our opinion, the accompanying supplemental schedule of assets and liabilities as of and for the year ended December 31, 1999 is fairly stated in all material respects in relation to the basic financial statements, taken as a whole, of State Farm Life Insurance Company for the year ended December 31, 1999, which is covered by our report dated February 22, 2000 presented in the first section of this document. Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. This information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements.

                                          /s/ PricewaterhouseCoopers LLP

Chicago, IL

February 22, 2000

---------
      56

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                     SCHEDULE 1 -- SELECTED FINANCIAL DATA
                               DECEMBER 31, 1999

The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
    U.S. government bonds                                     $  468,011
    Other bonds (unaffiliated)                                   913,698
    Preferred stock (unaffiliated)                                    59
    Common stocks (unaffiliated)                                  10,623
    Mortgage loans                                               205,765
    Real estate                                                    2,553
    Premium notes, policy loans and liens                        142,641
    Cash on hand and on deposit                                      310
    Short-term investments                                        18,528
    Other invested assets                                         80,604
                                                              ----------
    Gross investment income                                   $1,842,792
                                                              ==========
Real estate owned -- book value less encumbrances             $    8,971
                                                              ==========
Mortgage loans -- book value:
    Residential mortgages                                     $   21,820
    Commercial mortgages                                       2,934,146
                                                              ----------
    Total mortgage loans                                      $2,955,966
                                                              ==========
Mortgage loans by standing -- book value:
    Good standing                                             $2,939,288
                                                              ==========
    Good standing with restructured terms                     $   16,678
                                                              ==========
    Overdue more than three months, not in foreclosure        $       --
                                                              ==========
    Foreclosure in process                                    $       --
                                                              ==========

                                                                       57-------

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                SCHEDULE 1 -- SELECTED FINANCIAL DATA CONTINUED
                               DECEMBER 31, 1999

Other long-term assets -- statement value                     $   123,138
                                                              ===========
Bonds and stocks of parents, subsidiaries and affiliates --
  book value:
  Common stocks                                               $     6,981
                                                              ===========
Bonds and short-term investments by class and maturity:
  Bonds by maturity -- statement value:
  Due within one year or less                                 $ 1,908,669
  Over 1 year through 5 years                                   8,526,716
  Over 5 years through 10 years                                 6,674,985
  Over 10 years through 20 years                                2,334,687
  Over 20 years                                                   168,933
                                                              -----------
  Total by maturity                                           $19,613,990
                                                              ===========
Bonds by class -- statement value:
  Class 1                                                     $18,180,651
  Class 2                                                       1,295,156
  Class 3                                                         125,232
  Class 4                                                          12,951
  Class 5                                                              --
  Class 6                                                              --
                                                              -----------
  Total by class                                              $19,613,990
                                                              ===========
  Total bonds publicly traded                                 $17,653,361
                                                              ===========
  Total bonds privately placed                                $ 1,960,629
                                                              ===========
Preferred stocks -- statement value                           $       788
                                                              ===========
Common stocks -- market value                                 $   958,386
                                                              ===========
Short-term investments -- book value                          $   197,684
                                                              ===========
Cash on deposit                                               $   (12,901)
                                                              ===========

---------
      58

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                SCHEDULE 1 -- SELECTED FINANCIAL DATA CONTINUED
                               DECEMBER 31, 1999

Life insurance in force:
  Ordinary                                                    $367,711,303
                                                              ============
  Credit life                                                 $  1,065,699
                                                              ============
  Group life                                                  $ 11,962,282
                                                              ============
Amount of accidental death insurance in force under ordinary
  policies                                                    $  8,315,131
                                                              ============
Life insurance with disability provisions in force:
  Ordinary                                                    $    258,977
                                                              ============
  Group life                                                  $     12,072
                                                              ============
Supplementary contracts in force:
  Ordinary -- not involving life contingencies:
    Amount on deposit                                         $    520,145
                                                              ============
    Income payable                                            $      2,945
                                                              ============
  Ordinary -- involving life contingencies:
    Income payable                                            $      5,904
                                                              ============
Annuities:
  Ordinary:
    Immediate -- amount of income payable                     $    112,896
                                                              ============
    Deferred -- fully paid account balance                    $  3,567,443
                                                              ============
    Deferred -- not fully paid -- account balance             $        889
                                                              ============
Deposit funds and dividend accumulations:
  Deposit funds -- account balance                            $     77,135
                                                              ============
Dividend accumulations -- account balance                     $  3,368,977
                                                              ============

                                                                       59-------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of State Farm Life Insurance Company and Policy Owners of State Farm Life Insurance Company Variable Life
Separate Account

In our opinion, the accompanying statement of assets and liabilities and policy owners' equity and the related statements of operations and changes in policy owners' equity present fairly, in all material respects, the financial position of State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) at December 31, 1999, the results of their operations and the changes in their policy owners' equity for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of State Farm Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with State Farm Variable Product Trust, provide a reasonable basis for the opinion expressed above.

                                          /s/ PricewaterhouseCoopers LLP

Chicago, IL

February 16, 2000

---------
      60

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
         STATEMENT OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY
                               DECEMBER 31, 1999

                                  ASSETS
Investments at market value:

  State Farm Variable Product Trust Funds:

  Large Cap Equity Index Fund,
  2,932,596 shares (cost $37,537,416)                         $ 44,194,217

  Small Cap Equity Index Fund,
  2,601,334 shares (cost $25,810,221)                           28,354,549

  Bond Fund,
  1,165,534 shares (cost $11,533,245)                           11,154,155

  Money Market Fund,
  8,375,406 shares (cost $8,375,407)                             8,375,407

  International Equity Index Fund,
  3,573,162 shares (cost $37,708,233)                           51,953,782

  Stock and Bond Balanced Fund,
  354,047 shares (cost $4,219,610)                               4,514,107
                                                              ------------
Total investments                                              148,546,217

Total assets                                                  $148,546,217
                                                              ============

                  LIABILITIES AND POLICY OWNERS' EQUITY
Policy owners' equity                                         $148,546,217
                                                              ------------
Total liabilities and policy owners' equity                   $148,546,217
                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                                       61-------

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                  STATE FARM VARIABLE PRODUCTS TRUST
                                     --------------------------------------------------------------------------------------------
                                                                                                          STOCK AND
                                      LARGE CAP      SMALL CAP                  MONEY     INTERNATIONAL     BOND
                                     EQUITY INDEX   EQUITY INDEX     BOND       MARKET    EQUITY INDEX    BALANCED
                                         FUND           FUND         FUND        FUND         FUND          FUND       COMBINED
                                     ------------   ------------   ---------   --------   -------------   ---------   -----------
Investment income:
  Dividend income                     $  955,952     $1,382,327    $ 450,406   $326,140    $   487,610    $  5,627    $ 3,608,062
Expenses:
  Mortality and expense risk
   charges                               122,501         40,719       25,564     12,808         42,735      16,884        261,211
                                      ----------     ----------    ---------   --------    -----------    --------    -----------
Net investment income (loss)             833,451      1,341,608      424,842    313,332        444,875     (11,257)     3,346,851
                                      ----------     ----------    ---------   --------    -----------    --------    -----------
Realized gain (loss) on investments      (14,345)        (8,705)     (14,115)         0         (1,579)        907        (37,837)
Change in unrealized appreciation
  (depreciation), net                  4,285,367      3,160,609     (456,015)         0      9,756,088     281,089     17,027,138
                                      ----------     ----------    ---------   --------    -----------    --------    -----------
Realized and unrealized gain (loss)
  on investments                       4,271,022      3,151,904     (470,130)         0      9,754,509     281,996     16,989,301
                                      ----------     ----------    ---------   --------    -----------    --------    -----------
Net increase (decrease) in policy
  owners' equity from operations      $5,104,473     $4,493,512    $ (45,288)  $313,332    $10,199,384    $270,739    $20,336,152
                                      ==========     ==========    =========   ========    ===========    ========    ===========

    The accompanying notes are an integral part of the financial statements.

---------
      62

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                              STATE FARM VARIABLE PRODUCTS TRUST
                              ---------------------------------------------------------------------------------------------------
                                                                                                        STOCK AND
                               LARGE CAP      SMALL CAP                      MONEY      INTERNATIONAL      BOND
                              EQUITY INDEX   EQUITY INDEX      BOND         MARKET      EQUITY INDEX     BALANCED
                                  FUND           FUND          FUND          FUND           FUND           FUND        COMBINED
                              ------------   ------------   -----------   -----------   -------------   ----------   ------------
Net investment income (loss)  $   833,451    $ 1,341,608    $   424,842   $   313,332    $   444,875    $  (11,257)  $  3,346,851
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
Realized gain (loss) on
  investments                     (14,345)        (8,705)       (14,115)            0         (1,579)          907        (37,837)
Change in unrealized
  appreciation
  (depreciation), net           4,285,367      3,160,609       (456,015)            0      9,756,088       281,089     17,027,138
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
Net realized and unrealized
  gain (loss) on investments    4,271,022      3,151,904       (470,130)            0      9,754,509       281,996     16,989,301
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
Net increase (decrease) in
  policy owners' equity from
  operations                    5,104,473      4,493,512        (45,288)      313,332     10,199,384       270,739     20,336,152
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
EQUITY TRANSACTIONS:
----------------------------
Proceeds from units
  purchased                    28,171,309      8,898,531      6,471,588     4,710,501      9,844,893     4,316,409     62,413,231
Transfers (net) including
  transfers to or from fixed
  account                         853,906         29,211       (747,365)   (2,019,011)          (435)      (15,341)    (1,899,035)
Payments for surrenders and
  other redemptions            (2,095,295)      (734,638)      (425,045)     (182,716)      (791,288)     (295,671)    (4,524,653)
Net increase in equity
  derived from policy
  owners' transactions         26,929,920      8,193,104      5,299,178     2,508,774      9,053,170     4,005,397     55,989,543
Total increase in policy
  owners' equity               32,034,393     12,686,616      5,253,890     2,822,106     19,252,554     4,276,136     76,325,695
Policy owners' equity:
  Beginning of year            12,159,824     15,667,933      5,900,265     5,553,301     32,701,228       237,971     72,220,522
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
  End of year                 $44,194,217    $28,354,549    $11,154,155   $ 8,375,407    $51,953,782    $4,514,107   $148,546,217
                              ===========    ===========    ===========   ===========    ===========    ==========   ============

    The accompanying notes are an integral part of the financial statements.

                                                                       63-------

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

            STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY, CONTINUED
  FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

                                                                STATE FARM VARIABLE PRODUCTS TRUST
                                  -----------------------------------------------------------------------------------------------
                                                                                                          STOCK AND
                                   LARGE CAP      SMALL CAP                    MONEY      INTERNATIONAL     BOND
                                  EQUITY INDEX   EQUITY INDEX      BOND        MARKET     EQUITY INDEX    BALANCED
                                      FUND           FUND          FUND         FUND          FUND          FUND       COMBINED
                                  ------------   ------------   ----------   ----------   -------------   ---------   -----------
Net investment income (loss)      $    98,645    $   420,308    $  252,229   $  239,575    $   412,113    $   (344)   $ 1,422,526
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
Realized gain (loss) on
  investments                          (7,415)        (8,394)         (615)           0         (4,930)        (22)       (21,376)
Change in unrealized
  appreciation (depreciation),
  net                               2,371,434       (616,281)       76,926            0      4,489,462      13,407      6,334,948
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
Net realized and unrealized gain
  (loss) on investments and
  capital gain distribution, net    2,364,019       (624,675)       76,311            0      4,484,532      13,385      6,313,572
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
Net increase (decrease) in
  policy owners' equity from
  operations                        2,462,664       (204,367)      328,540      239,575      4,896,645      13,041      7,736,098
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
EQUITY TRANSACTIONS:
--------------------------------
  Proceeds from units purchased     2,194,313        879,430       626,103      356,157        820,222     226,139      5,102,364
Transfers (net) including
  transfers to or from fixed
  account                              57,744         15,333       (40,626)     (37,984)         8,869       4,064          7,400
Payments for surrenders and
  other redemptions                   (54,897)       (22,463)      (13,752)      (4,447)       (24,508)     (5,323)      (125,390)
Net increase in equity derived
  from policy owners'
  transactions                      2,197,160        872,300       571,725      313,726        804,583     224,880      4,984,374
Increase in equity from surplus
  contributed                       7,500,000     15,000,000     5,000,000    5,000,000     27,000,000          50     59,500,050
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
Total increase in policy owners'
  equity                           12,159,824     15,667,933     5,900,265    5,553,301     32,701,228     237,971     72,220,522
Policy owners' equity:
  Beginning of year                         0              0             0            0              0           0              0
                                  -----------    -----------    ----------   ----------    -----------    --------    -----------
  End of year                     $12,159,824    $15,667,933    $5,900,265   $5,553,301    $32,701,228    $237,971    $72,220,522
                                  ===========    ===========    ==========   ==========    ===========    ========    ===========

    The accompanying notes are an integral part of the financial statements.

---------
      64

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION

Organization:

The State Farm Life Insurance Company Variable Life Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on December 9, 1996 and commenced operations on May 1, 1998. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value in accordance with the selection made by the policy owners.

Transactions with Sponsor:

A surplus contribution of $59,500,000 was made to the Separate Account by the Company in 1998. As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as policy owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $80,319,575 at December 31, 1999 and $66,805,224 at December 31, 1998.

2. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets and liabilities at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

3. SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments:

Investments in the Separate Account are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Separate Account funds.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy's pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation:

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM central time or the close of the Exchange by dividing the policy owners' share of the value of each fund's investments and other assets, less liabilities, by the number of policy holder accumulation units outstanding in the respective fund.

Federal Income Tax:

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

Under Federal Income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of annuity payments or other distributions.

4. EXPENSES AND DEDUCTIONS

A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis which is equal, on an annual basis, to 0.80% of the daily net asset value of the policy owners' portion of assets in the Separate Account. The charge may be adjusted after policy issue, but it is guaranteed not to exceed 0.90% of net assets. These charges compensate the Company for assuming these risks under the variable life contract. The disbursements for mortality and expense risk and premium and death benefit, guarantee risk charge amounted to $261,211 and $8,009 during December 31, 1999 and 1998, respectively.

                                                                       65-------

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

4. EXPENSES AND DEDUCTIONS, CONTINUED

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by rider, if any for the policy month. In addition, a $6 monthly expense charge (maximum $8 per month) is deducted which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions were $3,985,342 and $117,201 during 1999 and 1998, respectively.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth years and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender fees were $65,060 and $389 during 1999 and 1998, respectively.

A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $3,069 and $100 during 1999 and 1998, respectively.
The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.

5. CONTINGENT LIABILITIES

If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.
6. POLICY OWNERS' EQUITY

Policy owners' equity is represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

At December 31, 1999 and 1998, the ownership of the Separate Account was represented by the following accumulation units and accumulation unit values and surplus contributed. (Multiplication of amounts shown may not equal policy owners' equity because of rounding.)

                                  1999 POLICY OWNERS' EQUITY
                                                                                    POLICY
                                                          UNIT        UNITS        OWNERS'         SURPLUS
FUND                                                      VALUE     OUTSTANDING     EQUITY       CONTRIBUTED   TOTAL EQUITY
-------------------------------------------------------   ------    ----------    -----------    -----------   ------------

Large Cap Equity Index                                    $14.72    2,211,707     $32,525,701    $11,668,516   $ 44,194,217
Small Cap Equity Index                                     11.56      923,183      10,660,900    17,693,648      28,354,549
Bond                                                       10.45      561,404       5,860,061     5,294,094      11,154,155
Money Market                                               10.85      267,205       2,888,154     5,487,252       8,375,407
International Equity Index                                 14.06      838,287      11,777,782    40,176,001      51,953,782
Stock and Bond Balanced                                    12.63      357,647       4,514,042            64       4,514,107
                                                                                  -----------    -----------   ------------
Total                                                                             $68,226,641    $80,319,575   $148,546,217
                                                                                  ===========    ===========   ============

                                  1998 POLICY OWNERS' EQUITY
                                                                                    POLICY
                                                           UNIT       UNITS         OWNERS'         SURPLUS        TOTAL
FUND                                                       VALUE     OUTSTANDING    EQUITY        CONTRIBUTED     EQUITY
--------------------------------------------------------   ------     -------      ----------     -----------   -----------

Large Cap Equity Index                                     $12.33     200,001      $2,465,026     $9,694,798    $12,159,824
Small Cap Equity Index                                       9.69      98,259         952,046     14,715,887     15,667,933
Bond                                                        10.59      54,368         575,734      5,324,531      5,900,265
Money Market                                                10.39      30,386         315,876      5,237,425      5,553,301
International Equity Index                                  11.23      77,350         868,702     31,832,526     32,701,228
Stock and Bond Balanced                                     11.38      20,903         237,914             57        237,971
                                                                                   ----------     -----------   -----------
Total                                                                              $5,415,298     $66,805,224   $72,220,522
                                                                                   ==========     ===========   ===========

---------
      66

                       STATE FARM LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Purchases and sales of Trust's shares by the Separate Account for the year ended December 31, 1999 by each Fund are shown below:

                                                               PURCHASES      SALES
                                                              -----------   ----------
Large Cap Equity Index                                        $28,190,368   $  426,999
Small Cap Equity Index                                          9,694,373      159,663
Bond                                                            6,059,555      335,535
Money Market                                                    4,138,917    1,316,812
International Equity Index                                      9,584,447       86,401
Stock and Bond Balanced                                         4,299,309      305,170
                                                              -----------   ----------
Total                                                         $61,966,969   $2,630,580
                                                              ===========   ==========

7. NET ASSETS

                               LARGE CAP      SMALL CAP                      MONEY      INTERNATIONAL   STOCK AND
                              EQUITY INDEX   EQUITY INDEX      BOND         MARKET      EQUITY INDEX       BOND
                                  FUND           FUND          FUND          FUND           FUND           FUND        COMBINED
                              ------------   ------------   -----------   -----------   -------------   ----------   ------------
Proceeds from units
  purchased                   $30,365,622    $ 9,777,961    $ 7,097,691   $ 5,066,658    $10,665,115    $4,542,548   $ 67,515,595
Cost of units redeemed         (1,238,542)      (712,557)    (1,226,788)   (2,244,158)      (807,362)     (312,271)    (6,541,678)
Surplus Contributed             7,500,000     15,000,000      5,000,000     5,000,000     27,000,000            50     59,500,050
Investment income               1,058,328      1,803,991        703,442       566,136        901,072         5,628      5,038,597
Mortality and risk charges       (126,232)       (42,075)       (26,371)      (13,229)       (44,084)      (17,229)      (269,220)
Realized gain (loss) on
  investments                     (21,760)       (17,099)       (14,730)            0         (6,509)          885        (59,213)
Unrealized appreciation
  (depreciation)                6,656,801      2,544,328       (379,089)            0     14,245,550       294,496     23,362,086
                              -----------    -----------    -----------   -----------    -----------    ----------   ------------
                              $44,194,217    $28,354,549    $11,154,155   $ 8,375,407    $51,953,782    $4,514,107   $148,546,217
                              ===========    ===========    ===========   ===========    ===========    ==========   ============

                                                                       67-------

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                                  Issued By:
                      State Farm Life Insurance Company
                   (Not licensed in New York or Wisconsin)
                     Home Offices: Bloomington, Illinois

                        State Farm VP Management Corp.
               (Underwriter & Distributor of Variable Products)
                             One State Farm Plaza
                      Bloomington, Illinois 61710-0001
                               1-888/702-2307

231-3549.3      Investment Company Act File No. 811-08013      Printed in U.S.A.